UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21316

THE KENSINGTON FUNDS
(Exact name of registrant as specified in charter)

4 Orinda Way, Suite 200-C, Orinda, CA 94563
(Address of principal executive offices) (Zip code)

US Bancorp Fund Services, LLC
2020 East Finanical Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

Kensington Investment Group, Inc.
(800) 253-2949
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2007

Item 1. Report to Stockholders.

THE KENSINGTON FUNDS

TABLE OF CONTENTS

A LETTER FROM THE PRESIDENT	1

KENSINGTON REAL ESTATE SECURITIES FUND
Results at a glance	6
Management’s dicussion and analysis	8
Expense example	10
Schedule of Portfolio Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	18
Other share class results	20

KENSINGTON STRATEGIC REALTY FUND
Results at a glance	22
Management’s dicussion and analysis	24
Expense example	26
Schedule of Portfolio Investments	28
Statement of Assets and Liabilities	31
Statement of Operations	32
Statement of Changes in Net Assets	33
Statement of Cash Flows	35
Financial Highlights	36
Other share class results	38

KENSINGTON SELECT INCOME FUND
Results at a glance	40
Management’s dicussion and analysis	42
Expense example	46
Schedule of Portfolio Investments	48
Statement of Assets and Liabilities	52
Statement of Operations	53
Statement of Changes in Net Assets	54
Statement of Cash Flows	56
Financial Highlights	58
Other share class results	60

KENSINGTON INTERNATIONAL REAL ESTATE FUND
Results at a glance	62
Management’s dicussion and analysis	64
Expense example	68
Schedule of Portfolio Investments	70
Statement of Assets and Liabilities	74
Statement of Operations	75
Statement of Changes in Net Assets	76
Financial Highlights	78
Other share class results	80

KENSINGTON GLOBAL REAL ESTATE FUND
Results at a glance	82
Management’s dicussion and analysis	84
Expense example	88
Schedule of Portfolio Investments	90
Statement of Assets and Liabilities	93
Statement of Operations	94
Statement of Changes in Net Assets	95
Financial Highlights	98
Other share class results	100

NOTES TO THE FINANCIAL STATEMENTS	102
OTHER DISCLOSURES	112
DEFINITIONS	113
FUND MANAGEMENT	114

Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk.  By themselves the Funds do not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to tolerate changes in the value of their investments.

The foregoing information and opinions are for general information only.  The Kensington Funds and Kensington Investment Group, Inc. do not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions.  Such information and opinions are subject to change without notice and are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

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THE KENSINGTON FUNDS

A LETTER FROM THE PRESIDENT

Dear Investor,

For the period ending June 30, 2007, we are pleased to report that global real estate fundamentals remained strong, with many markets benefiting from rising rents and occupancies above 90%. Economic growth continued in virtually all markets that we cover, with supply largely in check. However, after an exceptionally strong 2006, global real estate stocks stumbled in the second quarter, bringing the year-to-date return as of June 30 to 0.01%, with the largest declines seen in among the highly developed U.K. and U.S. markets.[1]

We also note that since June 30, securities prices across a wide spectrum have come under pressure and volatility has increased. In the U.S. REIT market, prices have traded down to discounts to property values not seen since 1998.

Investment markets seem to be experiencing a collision of two competing world views. We are currently seeing unprecedented economic expansion throughout the globe, with healthy jobs markets and consistent corporate earnings growth. Simultaneously, investors are asking if the housing downturn and mortgage market woes will tip the economy into recession.

Ultimately, whether financial market turmoil will undermine the global economy, or the strong global economy will support asset prices is at the heart of the questions facing investors – real estate or otherwise. Our view remains that despite the weakness driven by fragile investor psychology, the global economy is exceptionally healthy and is resilient enough to withstand the U.S. credit shock.

The problems emanating from the subprime mortgage sector – which are having a direct impact on our funds - are likely to keep volatility high for a while, especially in the credit market.  However, the ultimate costs of the U.S. subprime problem – estimated to ultimately be a net loss of approximately $100 billion - seem quite manageable within the context of a $13.5 trillion economy.

Our belief is that current concerns are focused on uncertainty over who is exposed to what, not the actual ‘aggregate’ size of the hit.  The complicated structure of risk exposure has played a major role behind the freeze-up of some of the credit markets and the widening in credit spreads, affecting even investment grade bonds.

So, while it is far from clear that the absolute size of the global ‘hit’ is as large as some may fear, the potential impact on firms in the banking business is worth acknowledging.  Thus, while we believe the risks are real, they appear manageable and largely accounted for in the recent sell-off.

In the real estate space, the last time we saw this kind of sell off was in 1998, which was similarly driven by credit market issues.  As we write this today, we are seeing quality equity REITs trade at substantial discounts to property value, with the group as a whole trading at over 15% discounts, with some companies at significantly higher discounts.[2] We believe this has more than discounted the potential for some softness in underlying property values.

YEAR-TO-DATE REAL ESTATE STOCK
RETURNS BY COUNTRY - LOCAL CURRENCY
Country	YTD Return
Singapore	31.34
Hong Kong	15.31
Japan	13.51
New Zealand	9.87
Australia	0.24
Canada	-0.91
Continental Europe	-3.76
United States	-5.83
U.K.	-17.43
Source: EPRA, June 29, 2007

THE KENSINGTON FUNDS

This environment feels similar to that of 1998, but a defining difference between then and now is the strength of the world outside the U.S.  Back in 1998, U.S. growth led the world economy, Asia was in recession and Russia’s debt market had just collapsed.  The situation now is exactly the opposite.  U.S. growth in recent quarters has lagged and emerging markets are expected to expand by 8% this year.  We think that in this environment investors will start looking for opportunities sooner rather than later, probably before the subprime dust fully settles. Investors who are waiting to see a ‘green light’ could miss the move.  However, we are cognizant of the fact that once sentiment turns negative, it may be a while before it turns positive – despite the existence of compelling opportunities. We expect additional volatility and plan to be patient, as several months from now we believe that we will look back and realize that the indiscriminate selling we are witnessing now was as wrong as the indiscriminate risk-taking of the past few years in the credit markets.

INVESTMENT REVIEW

Let’s review the key forces behind our constructive outlook:

Demand is strong.  There has been no lack of evidence pointing to strong demand for real estate. According to a Wall Street Journal report, the largest REIT insider stock purchases in over six years were seen in the second quarter, totaling nearly $60 million.[3] Additionally, we have seen tremendous private market demand for commercial property, with 16 privatization transactions occurring this year alone. Worth approximately $65 billion, these merger-acquisitions transacted at a healthy 17% premium to pre-announcement stock prices.[4] With more companies now trading at meaningful discounts to break up value, we expect REIT  merger-acquisition activity to resume once credit markets stabilize. A macro trend of aging populations in the U.S. and in other developed countries is driving increased demand for equity-driven, inflation-protected income streams and diversification away from stocks and bonds. Real estate clearly fits the bill, as evidenced by U.S. pension funds’ forecasted $46 billion allocation to real estate this year, while private equity firms have recently raised record sized-funds focused on real estate around the globe.[5] We believe that this secular force will support real estate equities over a number of years.

Business is great. Market fundamentals and balance sheets remain healthy, supported by stable economic growth. Despite the recent seesaw of economic data, we believe that the economy will most likely continue to track a favorable path toward moderate GDP growth with low core inflation. Property market fundamentals have continued to improve, with low unemployment and limited construction helping to sustain demand for commercial properties. In the office sector, strong demand has translated into rising rents and solid earnings growth (forecasted at 8% in 2007), especially in supply-constrained markets such as Manhattan and other central business districts.[6]  We expect that these companies will continue to maintain pricing power as long as economic growth continues and supply of new space is constrained.

REIT stocks currently trade below the value of their underlying real estate assets. Presently, a number of REITs trade at significant discounts to their underlying property values, with U.S. REITs as a whole now trading at approximately 17% discounts.7 (On average, the group has traded at a 5% premium to asset values since 1993.)

While the recent shift in investor sentiment is uncomfortable, history reminds us that real estate assets owned by REITs create an effective “floor” to REIT pricing. In the two instances over the past 15 years that U.S. REITs have reached 10%+ discounts to break up value (1994 and 2000), market forces have driven prices back in line with their underlying asset values, with periods of strong performance following those pullbacks.

REITs are competitively priced relative to equity alternatives. Real estate stocks have historically provided competitive returns in both inflationary and recessionary environments due to their ability to grow earnings, pass rising costs onto tenants and generate predictable cash flow backed by long term leases. Currently, U.S. REIT shares look competitively priced to other asset classes: REIT earnings multiples are in line with broader equities, while offering 4% dividend yields and high single-digit forecasted earnings growth rates through 2008.8

INVESTMENT OUTLOOK

While we believe that the worst of this correction is likely behind us, we are prepared to see some further near term weakness, as volatile credit markets and the threat of inflation continue to cause widespread equity market turmoil. In our view, a moderate increase in current cap rates, or return requirements on commercial real estate assets, appears to be already priced into REIT stocks today.

With a favorable outlook for commercial property markets in the near future, our most central concerns are systemic issues that would upset overall business conditions or general equity market valuations, such as a slowdown in economic growth, a spike in inflation, or event-driven risks associated with geopolitical instability. In terms of specific risks to real estate, a substantial increase in new supply continues to be unlikely for most markets in the near term, with construction starts for major property types in the U.S. down by over 7% year-over-year.9

Importantly, the problems facing subprime lenders – companies that lend to low credit home buyers – have no direct impact on commercial real estate fundamentals or values. However, if consumer spending, job growth or credit markets are compromised, it would impair the growth of most industries. We would not be surprised to see more bad news from the subprime sector trigger short term market volatility, although the likelihood of subprime woes unfolding into a recession is limited in our view, due to its relatively small size as compared to the overall economy.

THE KENSINGTON FUNDS

CONCLUSION

When it comes to investing, patience is a virtue. Real estate business fundamentals and company balance sheets are benefiting from strong demand for property and limited construction activity, while stock valuation levels appear reasonable. Undoubtedly, a general lack of conviction about the direction of the economy will continue to cause market volatility in the near term, but from our perspective, real estate deserves a long term place as a core portfolio holding.

Overall, we believe that the expansion of REIT-like structures internationally and increasing investor demand for real estate securities positions the global market for continued growth, portfolio diversification, and relatively high income as compared to broad equity alternatives. We believe that these well-established attributes, together with the potential for growth in the near term, will continue to bolster demand for the asset class.

Thank you again for the trust and confidence you have placed in us. We look forward to the year ahead.

Sincerely,

John Kramer and the Kensington Investment Committee

Fund holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for fund holdings as of June 30, 2007.

1 FTSE EPRA/NAREIT Global Real Estate Index, 6/30/07

[2] Citigroup, 8/6/07.

[3] Wall Street Journal, "REIT Insiders Like What They See", July 18, 2007

[4] Source: Kensington Investment Group, June 30, 2007

[5] Institutional Real Estate, Inc. and Kingsley Associates’ 2007 Plan Sponsor Survey

[6] Citigroup, June 28, 2007

[7] Citigroup, August 7, 2007

[8] Source: Citigroup, July 21, 2007

[9] Citigroup Investment Research, July 2007

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KENSINGTON REAL ESTATE SECURITIES FUNDS

RESULTS AT A GLANCE
AVERAGE ANNUAL RETURN			SINCE	TRAILING	30-DAY
FOR PERIOD ENDED JUNE 30, 2007			INCEPTION	12-MONTH	SEC
WITH ALL DISTRIBUTIONS REINVESTED	1 YEAR	3 YEAR	(12/31/02)	YIELD	YIELD [1]
Real Estate Securities Fund at NAV	10.77%	20.81%	22.74%	2.08%	2.49%
with sales load	4.40%	18.45%	21.13%	1.96%	2.35%
MSCI US REIT Index [2]	12.05%	21.24%	23.28%
S&P 500 Index [3]	20.59%	11.67%	14.71%
Expense Ratio: 1.45%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

Performance data shown at NAV is that of the A Share and does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data shown with the load reflects the Class A maximum sales charge of 5.75%. Results for other share classes can be found on page 20.

[1]  The 30-day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.
[2]  The MSCI US REIT Index is a capitalization-weighted benchmark index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance.  the index was developed with a base value as of december 31, 1994.
[3]  The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

There are risks involved in investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The Fund may also invest in small or relatively new or unseasoned companies, which involve additional risks such as limited liquidity and greater volatility.

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended
June 30, 2007:
			SINCE
			INCEPTION
CLASS A SHARES *	1 YEAR	3 YEAR	(12/31/02)
reflecting 5.75% maximum sales charge	4.40%	18.45%	21.13%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com.  The Funds impose a 1.00% redemption fee on shares held for less than 75 days.  Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

*	Performance for other share classes can be found on page 20.

KENSINGTON REAL ESTATE SECURITIES FUNDS

MANAGEMENT'S DISCUSSION AND ANALYSIS

Kensington Real Estate Securities Fund is designed for investors seeking real estate returns for their portfolios. the Fund is focused on large, high quality companies whose assets and business plans are consistent with a core real estate strategy. the Fund seeks total return from both capital appreciation and current income through investing in a portfolio of real estate securities.

After a strong 2006, U.S. real estate stocks stumbled in the first half of the year. Year-to-date, the Fund’s total return was -6.24%, slightly outperforming the benchmark MSCI US REIT Index’s -6.45%. the Fund continued to meet its yield objective, resulting in a trailing 12-month dividend yield of 2.08%.

INVESTMENT STRATEGY

The Real Estate Securities Fund’s portfolio is well balanced across all property types and owns a targeted list of 36 companies out of approximately 300 stocks in the domestic real estate securities universe.  Over the period, the largest contributor to Fund returns was the Hotel sector, while Office and Retail companies underperformed.

HOTEL SECTOR At quarter-close, Hotel stocks were among the top performing REIT sectors year-to-date.  Merger-acquisition activity helped fuel returns in the second quarter, with several transactions, most public-to-private, taking place in small-to-mid cap hotels.  the Fund is focused on companies with assets in the high end markets, where rising construction and land costs should continue to keep supply in check.  In our view, the Hotel sector is positioned for another strong year of revenue and profit growth, primarily driven by increasing room rates.

OFFICE SECTOR Following a run up in stock prices surrounding the blackstone group’s record-setting acquisition of Equity Office Properties (EOP) in February, office companies declined with the broader REIT group, leaving office REITs to trade at sizeable discounts to their underlying property values today.  While contributing to volatility over the period, the EOP transaction demonstrated the strength of private market values and the depth of demand for high quality commercial property.  today, low unemployment and limited construction are helping to sustain demand in the Office sector. the Fund’s office investments are concentrated in companies whose underlying assets are downtown office buildings.  We expect that these companies will continue to maintain pricing power as long as economic growth continues and supply of new space is constrained.

RETAIL SECTOR Retail stock performance went from first place in Q1 to last place in Q2, seemingly weighed down by concerns that inflation and/or the housing slump may finally weaken consumer spending.  Our focus within the group continues to be companies with the highest quality assets such as Simon Property Group (SPG) and General Growth Properties (GGP), as we believe these businesses are more favorably positioned to withstand a potential dip in consumer spending.

With respect to risks, our concerns continue to be focused on the health of the broader economy.  Economic weakness or sudden increases in interest rates would negatively affect real estate companies, which rely on economic growth with moderate inflation to fuel earnings.  Low by historical standards, construction starts are down by over 7% year-over-year for most property types, held down by disciplined capital markets and rising construction costs.

CONCLUSION

In the current environment, we believe that real estate companies are well positioned to benefit from solid real Gross Domestic Product (GDP) growth and stable supply.  We anticipate high single-digit average annual earnings growth over the next several years which should help provide attractive risk-adjusted returns.  We remain confident that our value driven approach is an excellent way to include real estate’s competitive return potential in a diversified investment portfolio.

Joel Beam
Portfolio Manager

The total return was calculated for Class A shares at net asset value (without sales charge). Had the maximum sales charge of 5.75% been reflected, returns would have been lower. One-year return for A Shares is 10.77% (4.40% reflecting the maximum sales charge. Past performance is not predictive of future performance.

Fund holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for fund holdings as of June 30, 2007.

[1]	Citigroup, July 2007.

KENSINGTON REAL ESTATE SECURITIES FUNDS

EXPENSE EXAMPLE

As a shareholder of the Kensington Real Estate Securities Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchase of Class A shares and contingent deferred sales charges on Class B and Class C shares: redemption fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 31, 2006 to June 30, 2007.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees.  Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Kensington Real Estate	Beginning	Ending
Securities Fund	Account Value	Account Value	Expenses Paid
Class A	December 31, 2006	June 30, 2007	During Period*
Actual	$1,000.00	$937.60	$7.01
Hypothetical
(5% return before expenses)	$1,000.00	$1,017.55	$7.30

Kensington Real Estate	Beginning	Ending
Securities Fund	Account Value	Account Value	Expenses Paid
Class B	December 31, 2006	June 30, 2007	During Period*
Actual	$1,000.00	$934.00	$10.60
Hypothetical
(5% return before expenses)	$1,000.00	$1,013.84	$11.03

Kensington Real Estate	Beginning	Ending
Securities Fund	Account Value	Account Value	Expenses Paid
Class C	December 31, 2006	June 30, 2007	During Period*
Actual	$1,000.00	$934.10	$10.60
Hypothetical
(5% return before expenses)	$1,000.00	$1,013.84	$11.03

Kensington Real Estate	Beginning	Ending
Securities Fund	Account Value	Account Value	Expenses Paid
Class Y	December 31, 2006	June 30, 2007	During Period*
Actual	$1,000.00	$943.40	$5.83
Hypothetical
(5% return before expenses)	$1,000.00	$1,018.79	$6.06

* Expenses are equal to the Fund’s annualized expense ratio of 1.45% for Class A, 2.20% for Class B, 2.20% for Class C,
and 1.20% for Class Y multiplied by the average account value over the period, multiplied by 181 days in the most recent fiscal half-year/365 to reflect the one-half year period.

KENSINGTON REAL ESTATE SECURITIES FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2007 ( Unaudited)
		Market
	Shares	Value($)
Real Estate Common Stock (101.0%)
Diversified (2.6%)
Vornado Realty Trust	19,200	2,108,928
Healthcare (5.0%)
Senior Housing Properties Trust	98,400	2,002,440
Ventas, Incorporated	54,600	1,979,250
		3,981,690
Hotel (11.6%)
DiamondRock Hospitality Company	63,200	1,205,856
Host Marriot Corporation	141,400	3,269,168
Starwood Hotels & Resorts Worldwide, Incorporated	41,420	2,778,039
Sunstone Hotel Investors, Incorporated	73,000	2,072,470
		9,325,533
Industrial (2.5%)
ProLogis Trust	35,550	2,022,795
Multifamily (18.3%)
Avalonbay Communities, Incorporated	34,250	4,071,640
BRE Properties, Incorporated	34,600	2,051,434
Camden Property Trust	36,730	2,459,808
Equity Residential Properties Trust	44,500	2,030,535
Essex Property Trust, Incorporated	17,500	2,035,250
Mid-America Apartment Communities, Incorporated	38,990	2,046,195
		14,694,862
Net Lease (0.3%)
Capital Lease Funding, Incorporated	21,600	232,200
Office (27.0%)
Boston Properties, Incorporated	20,175	2,060,473
Brandywine Realty Trust	72,200	2,063,476
Brookfield Properties Corporation	140,150	3,407,047
Corporate Office Properties Trust	49,790	2,041,888
Forest City Enterprises, Incorporated	31,900	1,961,212
Highwoods Properties, Incorporated	54,000	2,025,000
Kilroy Realty Corporation	29,000	2,054,360
Mack-Cali Realty Corporation	47,000	2,044,030
Maguire Properties, Incorporated	59,100	2,028,903
SL Green Realty Corporation	16,300	2,019,407
		21,705,796
Retail (28.7%)
Acadia Realty Trust	78,000	2,024,100
CBL & Associates Properties, Incorporated	56,621	2,041,187
Federal Realty Investment Trust	27,000	2,086,020
Feldman Mall Properties, Incorporated	59,230	675,222
General Growth Properties, Incorporated	38,735	2,051,018
Glimcher Realty Trust	78,200	1,955,000
Kimco Realty Corporation	99,500	3,787,965
Macerich Company	15,000	1,236,300
National Retail Properties, Incorporated	147,431	3,222,842
Simon Property Group, Incorporated	42,900	3,991,416
		23,071,070

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2007 ( Unaudited) (continued)
	Shares
	or
	Principal	Market
	Amount	Value($)
Storage (5.0%)
Public Storage, Incorporated	52,332	4,020,144

Total Real Estate Common Stock		81,163,018

Total Investments in Securities
(cost $74,081,763) 101.0%		81,163,018
Liabilities in excess of Other Assets (1.0%)		(841,372)
NET ASSETS 100.0%		$80,321,646

The accompanying notes are an integral part of these financial statements.

KENSINGTON REAL ESTATE SECURITIES FUNDS

STATEMENT OF ASSETS AND LIABILITES
JUNE 30, 2007 (Unaudited)

ASSETS
Investments, at value (cost $74,081,763)	$81,163,018
Interest and dividends receivable	352,780
Receivables from investment securities sold	2,037,798
Receivable for capital shares issued	82,919
Expense reimbursements from advisor	(22,189)
Other Receivables	11,639
Prepaid expenses	19,526
Total Assets	83,645,491

LIABILITIES
Demand loan payable to bank	1,908,698
Payables for investments purchased	133,217
Payable for capital shares redeemed	1,140,398
Accrued expenses and other payables
Investment advisory fees	60,360
Distribution fees	45,419
Administrative services plan fee	7,953
Administration, fund accounting and transfer agent fees	18,725
Other	9,075
Total Liabilities	3,323,845

NET ASSETS	$80,321,646

Capital	$61,329,887
Undistributed realized gains on investments	11,910,504
Net unrealized appreciation on investments	7,081,255
Net Assets	$80,321,646

Class A
Net Assets	$42,590,976
Shares outstanding	963,687
Redemption price per share	$44.20
Maximum Sales Charge-Class A	5.75%
Maximum Offering Price
[100%/(100%-Maximum Sales Charge) of net asset value
adjusted to the nearest cent] per share	$46.90

Class B
Net Assets	$9,503,294
Shares outstanding	216,545
Offering and redemption price per share[1]	$43.89

Class C
Net Assets	$25,792,737
Shares outstanding	588,552
Offering and redemption price per share[1]	$43.82

Class Y
Net Assets	$2,434,639
Shares outstanding	54,843
Offering and redemption price per share[1]	$44.39

[1] Redemption price per share varies by length of time shares are held.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2007 (Unaudited)

INVESTMENT INCOME
Dividend income	$1,281,718
Interest income	46,720
Total Investment Income	1,328,438

EXPENSES
Investment advisory fees	394,545
Administration fees
Distribution fees
Class A	64,944
Class B	47,598
Class C	148,567
Administration, fund accounting and transfer agent fees	54,784
Administrative services plan fees	24,887
State registration fees	27,790
Custodian fees	11,051
Printing fees	8,847
Legal fees	8,907
Audit fees	5,078
Insurance expense	1,673
Trustees’ fees	2,440
Other expenses	4,983
Total expenses before waivers	806,094
Plus: Expenses recouped by the advisor	12,020
Interest expense	3,650
Net Expenses	821,764
Net Investment Income	506,674

REALIZED/UNREALIZED GAINS FROM INVESTMENTS
Net realized gains from investments	10,357,017
Change in unrealized appreciation from investments	(16,504,450)
Net realized/unrealized gains from investments and securities sold short	(6,147,433)
Net change in net assets resulting from operations	$(5,640,759)

The accompanying notes are an integral part of these financial statements.

KENSINGTON REAL ESTATE SECURITIES FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED		YEAR ENDED
	JUNE 30, 2007	DECEMBER 31, 2006
	(Unaudited)
FROM INVESTMENT ACTIVITIES

OPERATIONS
Net investment income	$506,674	$1,110,768
Net realized gains from investments	10,357,017	8,163,299
Net realized losses from securities sold short	–	(29,665)
Net change in unrealized appreciation from investments	(16,504,450)	13,492,990
Change in net assets resulting from operations	(5,640,759)	22,737,392

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(473,623)	(947,095)
From net realized gains from investments	–	(3,922,359)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(59,857)	(100,475)
From net realized gains from investments	–	(653,129)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(170,282)	(346,974)
From net realized gains from investments	–	(2,159,406)

DISTRIBUTIONS TO CLASS Y SHAREHOLDERS
From net investment income	(21,947)	(4,479)
From net realized gains from investments	–	(43,504)
Change in net assets from distributions to shareholders	(725,709)	(8,177,421)

CAPITAL TRANSACTIONS
Proceeds from shares issued	14,190,315	28,849,363
Shares issued in reinvestment of distributions	607,959	7,091,300
Proceeds from shares issued from merger	–	–
Payments for shares redeemed	(19,427,188)	(22,254,477)
Redemption fees	6,178	9,436
Change in net assets from capital transactions	(4,622,736)	13,695,622
Change in net assets	(10,989,204)	28,255,593

NET ASSETS
Beginning of year	91,310,850	63,055,257
End of year	$80,321,646	$91,310,850

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

SIX MONTHS ENDED		YEAR ENDED
	JUNE 30, 2007	DECEMBER 31, 2006
	(Unaudited)
Capital Transactions:
Class A:
Proceeds from shares issued	$6,217,661	$17,416,863
Dividends reinvested	387,240	4,169,932
Shares issued from merger	–	–
Cost of shares redeemed	(13,739,233)	(16,046,468)
Redemption fees	2,740	8,369
Change	$(7,131,592)	$5,548,696

Class B:
Proceeds from shares issued	$2,009,327	$2,633,746
Dividends reinvested	53,369	678,747
Cost of shares redeemed	(675,041)	(958,404)
Redemption fees	268	84
Change	$1,387,923	$2,354,173

Class C:
Proceeds from shares issued	$3,656,189	$7,839,827
Dividends reinvested	149,531	2,219,809
Shares issued from merger	–	–
Cost of shares redeemed	(4,761,806)	(4,953,992)
Redemption fees	175	983
Change	$(955,911)	$5,106,627

Class Y: +
Proceeds from shares issued	$2,307,138	$958,927
Dividends reinvested	17,819	22,812
Cost of shares redeemed	(251,108)	(295,613)
Redemption fees	2,995	–
Change	$2,076,844	$686,126

Share Transactions:

Class A:
Issued	125,811	391,477
Reinvested	8,363	88,601
Shares issued from merger	–	–
Redeemed	(283,956)	(367,071)
Change	(149,782)	113,007

Class B:
Issued	42,161	59,785
Reinvested	1,167	14,471
Redeemed	(14,279)	(21,906)
Change	29,049	52,350

Class C:
Issued	76,208	179,685
Reinvested	3,260	47,419
Shares issued from merger	–	–
Redeemed	(100,408)	(112,868)
Change	(20,940)	114,236

Class Y: +
Issued	45,791	19,723
Reinvested	390	481
Shares issued from merger	–	(6,213)
Redeemed	(5,329)	–
Change	40,852	13,991

+ Commenced operations on April 28, 2006.

The accompanying notes are an integral part of these financial statements.

KENSINGTON REAL ESTATE SECURITIES FUNDS

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated
		Investment Activities:				Less Dividends

	Net Asset			Net Realized/
	Value,	Net		Unrealized	Total From	Net	Net
	Beginning of	Investment		Gains on	Investment	Investment	Realized
	Period	Income		Investments	Activities	Income	Gains
Kensington Real Estate Securities Fund Class A
Period Ended June 30, 2007[1]	$47.61	0.51	(g)	(3.46)	(2.95)	(0.46)	–
Year Ended December 31, 2006	$38.76	0.78	(g)	12.79	13.57	(0.94)	(3.78)
Year Ended December 31, 2005	$39.22	1.09	(g)	3.83	4.92	(1.06)	(4.32)
Year Ended December 31, 2004	$32.21	0.91	(g)	8.53	9.44	(1.16)	(1.27)
Period Ended December 31, 2003 *	$25.41	0.83		7.14	7.97	(1.02)	(0.15)
Period Ended March 31, 2003 **	$25.00	0.25		0.38	0.63	(0.22)	–

Kensington Real Estate Securities Fund Class B
Period Ended June 30, 2007[1]	$47.28	0.32	(g)	(3.42)	(3.10)	(0.29)	–
Year Ended December 31, 2006	$38.56	0.44	(g)	12.68	13.13	(0.63)	(3.78)
Year Ended December 31, 2005	$39.06	0.70	(g)	3.90	4.60	(0.78)	(4.32)
Year Ended December 31, 2004	$32.12	0.67	(g)	7.28	7.95	(0.93)	(0.08)
Period Ended December 31, 2003 *	$25.40	0.70		7.06	7.76	(0.89)	(0.15)
Period Ended March 31, 2003 **	$25.00	0.21		0.37	0.58	(0.18)	–

Kensington Real Estate Securities Fund Class C
Period Ended June 30, 2007[1]	$47.20	0.32	(g)	(3.42)	(3.10)	(0.28)	–
Year Ended December 31, 2006	$38.50	0.44	(g)	12.67	13.12	(0.63)	(3.78)
Year Ended December 31, 2005	$39.00	0.77	(g)	3.81	4.58	(0.76)	(4.32)
Year Ended December 31, 2004	$32.07	0.68	(g)	7.26	7.94	(0.93)	(0.08)
Period Ended December 31, 2003 *	$25.40	0.69		7.04	7.73	(0.91)	(0.15)
Period Ended March 31, 2003 **	$25.00	0.21		0.37	0.58	(0.18)	–

Kensington Real Estate Securities Fund Class Y
Period Ended June 30, 2007[1]	$47.59	0.55	(g)	(3.22)	(2.67)	(0.53)	–
Year Ended December 31, 2006 ***	$42.75	0.76	(g)	8.65	9.41	(0.79)	(3.78)

*	A nine month period due to year end change from March 31 to December 31.
**	From commencement of operations on December 31, 2002.
***	From commencement of operations on April 28, 2006.
(a)	Total return excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Includes waived fees and reimbursed expenses.
(e)	Excludes waived fees and reimbursed expenses.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(g)	Computed using the average share method.
^	Less than $0.01 per share.
[1]	Unaudited

The accompanying notes are an integral part of these financial statements.

from:			Ratios/Supplemental Data

		Net		Net	Ratio of	Ratio of	Ratio of Net
		Asset		Assets,	Expenses	Expenses	Investment
		Value,	Total	End of	to Average	to Average	Income to
Total	Redemption	End of	Return	Period	Net Assets	Net Assets	Average Net	Portfolio
Distributions	Fees	Period	(a) (b)	(000’s)	(c) (d)	(c) (e)	Assets (c) (d)	Turnover (f)

(0.46)	– ^	$44.20	–6.24%	$42,591	1.46%	1.45%	1.40%	107.68%
(4.72)	$0.01	$47.61	35.35%	$53,011	1.45%	1.45%	1.75%	130.85%
(5.38)	– ^	$38.76	12.59%	$38,777	1.45%	1.45%	2.80%	122.22%
(2.43)	–	$39.22	30.04%	$20,294	1.45%	1.84%	2.73%	111.71%
(1.17)	–	$32.21	31.86%	$5,600	1.45%	3.56%	4.11%	87.64%
(0.22)	–	$25.41	2.55%	$82	1.45%	–	4.13%	13.10%

(0.29)	– ^	$43.89	–6.58%	$9,503	2.21%	2.20%	0.65%	107.68%
(4.41)	– ^	$47.28	34.28%	$8,864	2.20%	2.20%	1.00%	130.85%
(5.10)	– ^	$38.56	11.76%	$5,211	2.20%	2.20%	1.82%	122.22%
(1.01)	–	$39.06	29.06%	$3,034	2.20%	2.59%	1.98%	111.71%
(1.04)	–	$32.12	30.99%	$907	2.20%	4.31%	3.33%	87.64%
(0.18)	–	$25.40	2.34%	$10	2.20%	–	3.38%	13.10%

(0.28)	– ^	$43.82	–6.59%	$25,793	2.21%	2.20%	0.65%	107.68%
(4.41)	– ^	$47.20	34.28%	$28,770	2.20%	2.20%	1.00%	130.85%
(5.08)	– ^	$38.50	11.73%	$19,068	2.20%	2.20%	1.96%	122.22%
(1.01)	–	$39.00	29.08%	$14,105	2.20%	2.59%	1.98%	111.71%
(1.06)	–	$32.07	30.88%	$5,468	2.20%	4.31%	3.36%	87.64%
(0.18)	–	$25.40	2.34%	$10	2.20%	–	3.38%	13.10%
				$
(0.53)	$0.09	$44.39	–5.66%	$2,435	1.21%	1.20%	1.65%	107.68%
(4.57)	–	$47.59	22.22%	$666	1.20%	1.20%	2.00%	130.85%

The accompanying notes are an integral part of these financial statements.

KENSINGTON REAL ESTATE SECURITIES FUNDS

OTHER SHARE CLASS RESULTS ( UNAUDITED)

AVERAGE ANNUAL RETURNS			SINCE
FOR PERIODS ENDED JUNE 30, 2007			INCEPTION
WITH ALL DISTRIBUTIONS REINVESTED	1 YEAR	3 YEAR	(12/31/02)

CLASS B SHARES
not reflecting CDSC *	9.98%	19.89%	21.79%
reflecting applicable CDSC	4.98%	19.19%	21.56%
Expense Ratio: 2.20%

CLASS C SHARES
not reflecting CDSC *	9.92%	19.88%	21.76%
reflecting applicable CDSC	8.92%	19.88%	21.76%
Expense Ratio: 2.20%

CLASS Y SHARES **	11.62%	21.13%	22.96%
Expense Ratio: 1.20%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

*	CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively
**
Class Y shares of the Fund were not in existence prior to April 28, 2006.  The Class Y share performance that is presented for those periods prior to April 28, 2006 is based on the performance of Class A shares since the inception of the Fund.  The returns for Class Y shares will differ from the returns for Class A shares because of differences in expenses of each class.  Class Y shares are not subject to the Rule 12b-1 service and distribution fees that Class A shares are subject to and Class Y shares will therefore generally have lower expenses than Class A shares.

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KENSINGTON STRATEGIC REALTY FUND

RESULTS AT A GLANCE

AVERAGE ANNUAL RETURN				SINCE	TRAILING	30-DAY
FOR PERIOD ENDED JUNE 30, 2007				INCEPTION	12-MONTH	SEC
WITH ALL DISTRIBUTIONS R EINVESTED	1 YEAR	3 YEAR	5 YEAR	(9/15/99)	YIELD	YIELD [1]

Strategic Realty Fund at NAV	8.03%	17.26%	15.25%	21.47%	4.13%	1.50%
with sales load	1.82%	14.97%	13.89%	20.59%	3.89%	1.42%
FTSE NAREIT Composite Index [2]	10.69%	18.79%	17.55%	17.87%
S&P 500 [3]	20.59%	11.67%	10.70%	3.36%
Expense Ratio: [4] 1.98% net operating expenses; 3.07% gross

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

Performance data shown at NAV is that of the A Share and does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data shown with the load reflects the Class A maximum sales charge of 5.75%. Results for other share classes can be found on page 38.

[1]
The 30-day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]
The FTSE NAREIT Composite Index, formerly the NAREIT Composite Index, is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The index was developed with a base value as of December 31, 1971.

[3]
The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks.

[4]	The Adviser has contractually agreed to reimburse expenses through 12/31/09.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

There are risks involved in investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The Fund may also invest in small or relatively new or unseasoned companies, which involve additional risks such as limited liquidity and greater volatility. The Fund’s hedging activities, although they are designed to help offset negative movements in the markets for the Fund’s investments, will not always be successful. Moreover, they can also cause the Fund to lose money or fail to get the benefit of a gain.

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended
June 30, 2007:
				SINCE
				INCEPTION
CLASS A SHARES *	1 YEAR	3 YEAR	5 YEAR	(9/15/99)
reflecting 5.75% maximum sales charge	1.82%	14.97%	13.89%	20.54%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days.  Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

*Performance for other share classes can be found on page 38.

KENSINGTON STRATEGIC REALTY FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS

The Kensington Strategic Realty Fund is designed for investors seeking total return through a combination of high current income relative to equity investment alternatives, plus long term growth of capital. The Fund invests primarily in securities issued by real estate companies and may utilize hedging strategies to mitigate risk.

After a strong 2006, U.S. real estate stocks stumbled in the first half of the year, resulting in the Fund’s year-to-date total return of -5.70%.  Despite the decline in performance over the period, we are encouraged that the Fund slightly outperformed the benchmark FtSE NAREIT Index (-6.85%) and continued to meet its yield objective, with a trailing 12 month dividend yield of 4.13%.

INVESTMENT STRATEGY

The Strategic Realty Fund has maintained a fairly cautious stance for most of the year thus far. Following a run up in stock prices surrounding the Blackstone Group’s record-setting acquisition of Equity Office Properties (EOP) in February, REIT values declined, leaving many companies trading at sizeable discounts to their underlying property values.  While contributing to volatility over the period, the transaction demonstrated the strength of private market values and the depth of demand for high quality commercial property.

In late May, we took advantage of a dip in REIT prices by adding to positions in some of our favorite companies as they began to trade at attractive valuation levels, increasing the Fund’s overall market exposure. This positioning caused a drag on performance in the last few weeks of the quarter, when widening credit spreads, further fallout in the subprime mortgage debt market and inflation concerns resulted in a shift in investor sentiment against real estate stocks. Despite this shift, we believe that a combination of discounted stock prices and high single-digit forecasted earnings growth will ultimately support real estate stock prices.  Over the period, the largest contributor to Fund returns was the Hotel sector, while Mortgage and Retail companies underperformed.

HOTEL SECTOR At quarter-close, Hotel stocks were among the top performing REIT sectors year-to-date.  Merger-acquisition activity helped fuel returns in the second quarter, with several transactions, most public-to-private, taking place in small-to-mid cap hotels.  The Fund is focused on companies with assets in the high end markets, where rising construction and land costs should continue to keep supply in check.  In our view, the Hotel sector is positioned for another strong year of revenue and profit growth, primarily driven by increasing room rates.

RETAIL SECTOR Retail stock performance went from first place in Q1 to last place in Q2, seemingly weighed down by concerns that inflation and/or the housing slump may finally weaken consumer spending.  Our focus within the group continues to be companies with the highest quality assets such as Simon Property Group (SPG) and General Growth Properties (GGP), as we believe these businesses are more favorably positioned to withstand a potential dip in consumer spending.

MORTGAGE SECTOR Concerns surrounding the subprime residential loan market have spilled over to commercial mortgage REIT stocks this year, despite the general lack of subprime exposure within the group. (Many mortgage REITs specialize in the ownership and/or origination of commercial mortgage-backed securities or government-sponsored securities.) Nonetheless, the association of mortgage REITs with subprime lenders will likely continue to stoke volatility if we see further bad news from the subprime space.

The Fund’s mortgage allocation is intended to serve as a relatively defensive, yield-oriented position. Despite the risk of further volatility in the near term, we continue to believe that high quality mortgage companies focused on commercial financing may provide an opportunity for compelling risk-adjusted returns with above-average yields.

CONCLUSION

Given current valuation levels and strong industry fundamentals, we believe that real estate stocks are poised to deliver competitive returns to other asset classes in the long term. In our view, real estate’s well-established history of providing investors competitive return potential, portfolio diversification, and relatively high income as compared to broad equity alternatives will bolster demand for the asset class.

Paul Gray
Portfolio Manager

The total return was calculated for Class A shares at net asset value (without a sales charge). Had the maximum sales charge of 5.75% been reflected, returns would have been lower. One-year return for A shares is 7.97% (1.76% reflecting the maximum sales charge). Past performance does not guarantee future results.

Fund holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for fund holdings as of June 30, 2007.

KENSINGTON STRATEGIC REALTY FUND

EXPENSE EXAMPLE

As a shareholder of the Kensington Strategic Realty Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchase of Class A shares and contingent deferred sales charges on Class B and Class C shares: redemption fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 31, 2006 to June 30, 2007.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees.  Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Kensington Strategic	Beginning	Ending
Realty Fund	Account Value	Account Value	Expenses Paid
Class A	December 31, 2006	June 30, 2007	During Period*
Actual	$1,000.00	$942.40	$15.80
Hypothetical
(5% return before expenses)	$1,000.00	$1,008.53	$16.33

Kensington Strategic	Beginning	Ending
Realty Fund	Account Value	Account Value	Expenses Paid
Class B	December 31, 2006	June 30, 2007	During Period*
Actual	$1,000.00	$939.10	$19.38
Hypothetical
(5% return before expenses)	$1,000.00	$1,004.81	$20.03

Kensington Strategic	Beginning	Ending
Realty Fund	Account Value	Account Value	Expenses Paid
Class C	December 31, 2006	June 30, 2007	During Period*
Actual	$1,000.00	$939.00	$19.37
Hypothetical
(5% return before expenses)	$1,000.00	$1,004.81	$20.03

Kensington Strategic	Beginning	Ending
Realty Fund	Account Value	Account Value	Expenses Paid
Class Y	December 31, 2006	June 30, 2007	During Period*
Actual	$1,000.00	$944.20	$14.61
Hypothetical
(5% return before expenses)	$1,000.00	$1,009.77	$15.10

* Expenses are equal to the Fund’s annualized expense ratio of 3.78% for Class A, 4.03% for Class B, 4.03% for Class C, and 3.03% for Class Y multiplied by the average account value over the period, multiplied by 181 days in the most recent fiscal half-year/365 to reflect the one-half year period.

KENSINGTON STRATEGIC REALTY FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2007 ( U n a u d i t e d )
		MARKET
	SHARES	VALUE($)
Real Estate Common Stock (121.5%)
Diversified (1.0%)
Washington Real Estate Investment Trust[3]	174,000	5,916,000
Healthcare (4.9%)
Senior Housing Properties Trust[3]	695,400	14,151,390
Tentas, Incorporated	426,700	15,467,875
		29,619,265
Hotel (13.7%)
Diamondrock Hospitality Company	478,900	9,137,412
Host Marriot Corporation	1,061,795	24,548,700
LaSalle Hotel Properties	258,700	11,232,754
Starwood Hotels & Resorts Worldwide, Incorporated[3]	317,600	21,301,432
Sunstone Hotel Investors, Incorporated	600,200	17,039,678
		83,259,976
Industrial (3.5%)
First Potomac Realty Trust[3]	259,838	6,051,627
ProLogis Trust[3]	269,200	15,317,480
		21,369,107
Mortgage (11.7%)
Arbor Realty trust, Incorporated	264,800	6,834,488
Cypress Sharpridge Investments, Incorporated 144A1,3,2	1,250,000	13,125,000
iStar Financial, Incorporated	332,950	14,759,674
JER Investment Trust, Incorporated[3]	791,707	11,875,605
Newcastle Investment Corporation	347,200	8,704,304
Northstar Realty Financial Corporation[3]	865,000	10,821,150
Resource Capital Corporation	337,208	4,714,168
		70,834,389
Multifamily (22.1%)
Archstone Smith Trust	454,901	26,889,198
Avalonbay Communities, Incorporated	253,000	30,076,640
BRE Properties, Incorporated	188,200	11,158,378
Camden Property Trust[3]	288,300	19,307,451
Equity Residential Properties Trust	333,500	15,217,605
Essex Property Trust, Incorporated	139,700	16,247,110
Mid-America Apartment Communities, Incorporated[3]	291,900	15,318,912
		134,215,294

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2007 ( U n a u d i t e d ) ( c o n t i n u e d )
		MARKET
	SHARES	VALUE($)
Net Lease (0.2%)
Capital Lease Funding, Incorporated	106,700	1,147,025

Office (26.2%)
Asset Capital Corporation, Incorporated 144A1,2	1,523,000	10,661,000
Boston Properties, Incorporated	69,000	7,046,970
Brandywine Realty Trust [3]	525,000	15,004,500
Brookfield Properties Corporation[3]	1,033,400	25,121,954
Corporate Office Properties Trust	294,329	12,070,432
Forest City Enterprises, Incorporated[3]	261,305	16,065,031
Kilroy Realty Corporation	161,200	11,419,408
Mack-Cali Realty Corporation[3]	350,900	15,260,641
Maguire Properties, Incorporated	459,100	15,760,903
SL Green Realty Corporation	245,700	30,439,773
		158,850,612
Retail (31.5%)
Acadia Realty trust	467,400	12,129,030
CBL & Associates Properties, Incorporated	471,754	17,006,732
Federal Realty Investment Trust[3]	208,200	16,085,532
Feldman Mall Properities, Incorporated	632,454	7,209,976
general growth Properties, Incorporated[3]	429,800	22,757,910
Glimcher Realty Trust	747,800	18,695,000
Kimco Realty Corporation[3]	446,800	17,009,676
Macerich Company[3]	118,700	9,783,254
National Retail Properties, Incorporated[3]	1,107,200	24,203,392
Pennsylvania Real Estate Investment Trust[3]	361,900	16,043,027
Simon Property Group, Incorporated[3]	321,100	29,875,144
		190,798,673
Storage (6.7%)
Public Storage, Incorporated[3]	372,711	28,631,659
Sovran Self Storage, Incorporated[3]	245,000	11,799,200
		40,430,859

Total Real Estate Common Stock		736,441,200

Real Estate Perferred Stock (10.5%)

Manufactured Housing (0.3%)
Affordable Residential Communities, Series A, 8.25%	78,700	1,955,695

Mortgage (6.8%)
Gramercy Capital Corporation, Series A, 8.125%	200,000	4,950,000
IMPAC Mortgage Holdings, Incorporated, Series C, 9.125%	300,000	5,910,000
Newcastle Investment Corporation, Series d, 8.375%	67,900	1,700,895
NorthStar Realty Finance Corporation, Series b, 8.250%	775,000	18,398,500
Rait Financial Trust, Series C, 8.875%	395,000	9,875,000
		40,834,395

The accompanying notes are an integral part of these financial statements.

KENSINGTON STRATEGIC REALTY FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2007 ( U n a u d i t e d) ( c o n t i n u e d )
	SHARES
	OR
	PRINCIPAL AMOUNT	MARKET VALUE ($)
Multifamily (0.8%)
Mid-America Apartment Communities, Incorporated, Series H, 8.30%	188,700	4,774,110

Net Lease (2.4%)
Lexington Realty Trust, Series D, 7.55%	600,000	14,604,000

Office (0.2%)
Maguire Properties, Incorporated, Series A, 7.625%	59,000	1,439,305

Total Real Estate Preferred Stock		63,607,505

Corporate Bonds (1.2%)
Mortgage (1.2%)
Cedarwoods CRE CDO Ltd, Series 2007-2A INC, 0.00%, 2/25/52 144A1,2	7,500,000	7,500,000
Total Corporate Bonds		7,500,000

Other Equity Investments (1.0%)
Municipal Securities (1.0%)
Muni Funding Company of America, LLC 144A1,2,4	560,000	5,600,000

Total Other Equity Investments		5,600,000

Put Options (0.0%)
Countrywide Financial Corp, $25, Exp. 07/2007	603	3,015
IndyMac Bancorp Inc, $20, Exp. 07/2007	803	4,015
		7,030
Total Investments in Securities
(cost $784,251,224) 134.2%		813,155,735
Liablities in excess of Other Assets (34.2%)		(206,874,698)
NET ASSETS 100.0%		$606,281,037

[1] Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors.
[2] The Adviser, using Board approved procedures, has determined all or a portion of the security to be illiquid.
[3] All or a portion of the security was on loan at June 30, 2007.
[4] Represents non-income producing securities.

Securities Sold Short (8.5%)
Homebuilders (2.1%)
NVR, Incorporated	18,400	12,507,400

Mortgage (0.1%)
Gramercy Captial Corporation	19,600	539,784

Mutual Funds (5.1%)
iShares Dow Jones US Real Estate Index Fund	404,900	31,347,358

Office (1.2%)
Douglas Emmett, Incorporated	10,000	247,400
Parkway Properties, Incorporated	142,370	6,838,031
		7,085,431
Retail (0.0%)
Simon Property Group, Incorporated	1,100	102,344

Total Securities Sold Short (Proceeds $52,605,703)		$51,582,317

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2007 ( U n a u d i t e d )

ASSETS
Investments, at value (cost $784,251,224)	$813,155,735
Deposits with broker and custodian bank for securities sold short	20,511,226
Interest and dividends receivable	3,745,781
Receivable for investments sold	82,296,140
Receivable for capital shares issued	462,077
Other Receivables	23,838
Prepaid expenses	41,572
Total Assets	920,236,369

LIABILITIES
Demand loan payable to bank	245,322,202
Securities sold short (proceeds $52,605,703)	51,582,317
Payables for investments purchased	11,564,919
Payable for capital shares redeemed	3,515,956
Accrued expenses and other payables
Interest expense	838,887
Investment advisory fees	564,822
Distribution fees	288,863
Administration, fund accounting and transfer agent fees	119,775
Administrative services plan fee	41,649
Other	115,942
Total Liabilities	313,955,332

NET ASSETS	$606,281,037
Capital	$485,812,089
Overdistributed net investment income	(5,861,536)
Undistributed net realized gains on investments, options, and securities sold short	97,425,973
Net unrealized appreciation on investments, options and securities sold short	28,904,511
Net Assets	$606,281,037

Class A
Net Assets	$383,167,668
Shares outstanding	7,633,506
Redemption price per share	$50.20
Maximum Sales Charge Class A	5.75%
Maximum Offering Price
[100%/(100%-Maximum Sales Charge) of net asset value
adjusted to the nearest cent] per share	$53.26

Class B
Net Assets	$58,933,774
Shares outstanding	1,187,405
Offering price and redemption price per share[2]	$49.63

Class C
Net Assets	$158,689,437
Shares outstanding	3,199,888
Offering price and redemption price per share[2]	$49.59

Class Y
Net Assets	$5,490,158
Shares outstanding	109,373
Offering price and redemption price per share[2]	$50.20

[1] Includes securities on loan of $169,152,373.
[2] Redemption price per share varies by length of time shares are held.

The accompanying notes are an integral part of these financial statements.

KENSINGTON STRATEGIC REALTY FUND

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2007 ( U n a u d i t e d )

INVESTMENT INCOME
Dividend income	$15,964,824
Interest income	1,945,552
Total Investment Income	17,910,376

EXPENSES
Investment advisory fees	4,564,501
Distribution fees
Class A	568,155
Class B	333,825
Class C	909,667
Administration, fund accounting and transfer agent fees	385,893
Administrative services plan fees	102,643
Custodian fees	71,441
Legal fees	66,070
Printing fees	40,528
State Registration fees	30,196
Audit fees	35,306
Insurance expense	17,245
Trustees’ fees	18,215
Dividend expense on securities sold short	1,187,129
Interest expense	4,082,787
Other expenses	54,961
Total expenses before waivers	12,468,562
Expenses reimbursed by the Adviser	(18,285)
Net Expenses	12,450,277
Net Investment Income	5,460,099

REALIZED/UNREALIZED GAINS (LOSSES) FROM
Net realized gains from investments and options	93,922,797
Net realized losses from securities sold short	(1,177,450)
Change in unrealized appreciation (depreciation) from investments,
options and securities sold short	(134,124,728)
Net realized/unrealized gain from investments, options and
securities sold short	(41,379,381)
Change in net assets resulting from operations	$(35,919,282)

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
SIX MONTHS ENDED		YEAR ENDED
	JUNE 30, 2007	DECEMBER 31, 2006
	(Unaudited)
FROM INVESTMENT ACTIVITIES

OPERATIONS
Net investment income	$5,460,099	15,904,260
Net realized gains from investments and options	93,922,797	101,497,712
Net realized losses from securities sold short	(1,177,450)	(33,852,903)
Change in unrealized appreciation (depreciation)
from investments, options and securities sold short	(134,124,728)	87,882,117
Change in net assets resulting from operations	(35,919,282)	171,431,186

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(7,678,708)	(17,909,179)
From net realized gains from investments and
securities sold short	–	(30,589,462)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(913,791)	(2,177,544)
From net realized gains from investments and
securities sold short	–	(4,439,585)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(2,488,289)	(5,696,357)
From net realized gains from investments and
securities sold short	–	(11,924,844)

DISTRIBUTIONS TO CLASS Y SHAREHOLDERS
From net investment income	(207,362)	(26,905)
From net realized gains from investments and
securities sold short	–	(101,573)
Change in net assets from distributions
to shareholders	(11,288,150)	(72,865,449)

CAPITAL TRANSACTIONS
Proceeds from shares issued	50,367,583	105,024,254
Shares issued in reinvestment of distributions	8,661,679	61,047,291
Payments for shares redeemed	(131,020,584)	(137,919,868)
Redemption fees	9,705	21,401
Change in net assets from capital transactions	(71,981,617)	28,173,078
Change in net assets	(119,189,049)	126,738,815

NET ASSETS
Beginning of year	725,470,086	598,731,271
End of year	$606,281,037	725,470,086
Overdistributed net investment income	$(5,861,536)	—

The accompanying notes are an integral part of these financial statements.

KENSINGTON STRATEGIC REALTY FUND

STATEMENTS OF CHANGES IN NET ASSETS ( c o n t i n u e d )
SIX MONTHS ENDED		YEAR ENDED
	JUNE 30, 2007	DECEMBER 31, 2006
	(Unaudited)
CAPITAL TRANSACTIONS:

Class A:
Proceeds from shares issued	$28,731,176	$77,467,321
Dividends reinvested	5,755,765	39,960,792
Cost of shares redeemed	(95,738,941)	(102,006,739)
Redemption fees	3,186	16,870
Change	(61,248,814)	$15,438,244

Class B:
Proceeds from shares issued	$1,715,401	$5,768,128
Dividends reinvested	728,966	5,574,339
Cost of shares redeemed	(6,792,970)	(10,569,701)
Redemption fees	–	2,341
Change	$(4,348,603)	$775,107

Class C:
Proceeds from shares issued	$7,878,686	$20,163,700
Dividends reinvested	2,018,039	15,383,682
Cost of shares redeemed	(21,808,210)	(24,989,309)
Redemption fees	363	2,190
Change	$(11,911,122)	$10,560,263

Class Y: +
Proceeds from shares issued	$12,042,320	$1,625,105
Dividends reinvested	158,909	128,478
Cost of shares redeemed	(6,680,463)	(354,119)
Redemption fees	6,156	–
	–
Change	$5,526,922	$1,399,464

SHARE TRANSACTIONS:

Class A:
Issued	497,348	1,493,186
Reinvested	108,916	751,238
Redeemed	(1,699,790)	(1,971,735)
Change	(1,093,526)	272,689

Class B:
Issued	31,007	112,511
Reinvested	13,968	105,835
Redeemed	(123,373)	(205,219)
Change	(78,398)	13,127

Class C:
Issued	140,895	390,653
Reinvested	38,669	292,083
Redeemed	(397,165)	(489,330)
Change	(217,601)	193,406

Class Y: +
Issued	202,966	29,965
Reinvested	3,006	2,387
Redeemed	(122,385)	(6,567)
Change	83,587	25,785
+ Commenced operations on April 28, 2006.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2007 ( U n a u d i t e d )

CASH FLOWS FROM OPERATING ACTIVITIES:
Net investment income	$5,460,099
Adjustments to reconcile net investment income
to net cash used in operating activities:
Purchases of investments and options	(1,346,014,736)
Proceeds from disposition of investments, options
and securities sold short	1,312,826,230
Increase in deposits with broker and custodian bank
for securities sold short	63,007,718
Decrease in interest and dividends receivable	2,590,860
Decrease in accrued expenses and other payables	364,583
Net cash used in operating activities	38,234,754

CASH FLOWS FROM FINANCING ACTIVITIES:
Demand loan payable	42,704,666
Proceeds from shares issued	50,641,745
Cost of shares redeemed	(128,954,694)
Cash distributions paid	(2,626,471)
Net cash provided by financing activities	(38,234,754)
Change in cash	–

CASH:
Beginning balance	–
Ending balance	$–

Non-cash financing activities not included herein consist of reinvestment of distributions of $8,661,679.

The accompanying notes are an integral part of these financial statements.

KENSINGTON STRATEGIC REALTY FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Investment Activities	Less Dividends

				Net Realized/
				and Unrealized
				Gains (Losses)
	Net Asset			on Investments,	Total
	Value,	Net		Options and	From	Net	Net	Return
	Beginning	Investment		Securities	Investment	Investment	Realized	of
	of Period	Income		Sold Short	Activities	Income	Gains	Capital

KENSINGTON STRATEGIC REALTY FUND CLASS A
Period Ended June 30, 2007 [1]	$54.22	0.73	(g)	(3.78)	(3.07)	(0.97)	–	–
Year Ended December 31, 2006	$46.47	1.38	(g)	12.27	13.66	(2.18)	(3.73)	–
Year Ended December 31, 2005	$51.06	1.44	(g)	0.98	2.42	(2.16)	(4.84)	(0.07)
Year Ended December 31, 2004	$45.34	2.21	(g)	9.73	11.94	(2.39)	(3.83)	–
Period Ended December 31, 2003 * $37.32		1.51		9.88	11.39	(1.90)	(1.47)	–
Year Ended March 31, 2003	$41.27	2.17		(2.12)	0.05	(2.51)	(1.49)	–
Year Ended March 31, 2002	$36.22	1.64		7.30	8.94	(2.47)	(1.42)	–

KENSINGTON STRATEGIC REALTY FUND CLASS B
Period Ended June 30, 2007 [1]	$53.60	0.52	(g)	(3.73)	(3.22)	(0.76)	–	–
Year Ended December 31, 2006	$46.00	0.98	(g)	12.14	13.12	(1.79)	(3.73)	–
Year Ended December 31, 2005	$50.63	1.04	(g)	0.97	2.01	(1.79)	(4.84)	(0.07)
Year Ended December 31, 2004	$45.02	1.83	(g)	9.66	11.49	(2.05)	(3.83)	–
Period Ended December 31, 2003 * $37.09		1.27		9.80	11.07	(1.67)	(1.47)	–
Year Ended March 31, 2003	$41.06	1.82		(2.06)	(0.24)	(2.24)	(1.49)	–
Year Ended March 31, 2002	$36.09	1.39		7.22	8.61	(2.22)	(1.42)	–

KENSINGTON STRATEGIC REALTY FUND CLASS C
Period Ended June 30, 2007 [1]	$53.56	0.51	(g)	(3.72)	(3.22)	(0.76)	–	–
Year Ended December 31, 2006	$45.97	0.98	(g)	12.13	13.11	(1.79)	(3.73)	–
Year Ended December 31, 2005	$50.60	1.04	(g)	0.97	2.01	(1.79)	(4.84)	(0.07)
Year Ended December 31, 2004	$44.99	1.84	(g)	9.65	11.49	(2.05)	(3.83)	–
Period Ended December 31, 2003 * $37.07		1.28		9.78	11.06	(1.67)	(1.47)	–
Year Ended March 31, 2003	$41.04	1.81		(2.05)	(0.24)	(2.24)	(1.49)	–
Year Ended March 31, 2002	$36.07	1.37		7.23	8.60	(2.21)	(1.42)	–

KENSINGTON STRATEGIC REALTY FUND CLASS Y
Period Ended June 30, 2007 [1]	$54.19	0.79	(g)	(3.74)	(2.97)	(1.04)	–	–
Year Ended December 31, 2006 ** $49.83		1.49	(g)	8.36	9.85	(1.76)	(3.73)	–

*	A nine month period due to year end change from March 31 to December 31.
**	From commencement of operations on April 28, 2006.
(a)	Total return excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Excludes dividend and interest expense.
(e)	Includes dividend and interest expense.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(g)	Computed using the average share method.
^	Less than $0.01 per share.
#	In 2005, the return excludes a reimbursement by the adviser for advisory fee correction. Including such item, the total return would have been increased by 0.13% for Class A, B, and C shares.
[1]	Unaudited

The accompanying notes are an integral part of these financial statements.

from:						Ratios/Supplemental Data
								Ratio of
			Net		Net			Net
			Asset		Assets,	Ratio of	Ratio of	Investment
		Repayment	Value,		End of	Expenses to	Expenses to	Income to
Total	Redemption	of Advisory	End of	Total	Period	Average Net	Average Net	Average	Portfolio
Distributions	Fees	fees	Period	Return (a) (b)	(000’s)	Assets (c) (d)	Assets (c) (e)	Net Assets (c)	Turnover (f)

(0.97)	–^	n/a	$50.20	-5.70%	$383,168	1.80%	3.28%	1.79%	121.77%
(5.91)	–^	n/a	$54.22	30.16%	$473,172	1.40%	3.07%	2.66%	152.87%
(7.07)	–^	0.06	$46.47	4.76%#	$392,881	1.96%	3.62%	2.87%	206.15%
(6.22)	–	n/a	$51.06	27.63%	$401,565	1.27%	2.49%	4.75%	173.21%
(3.37)	–	n/a	$45.34	31.15%	$267,657	1.77%	2.94%	4.63%	87.07%
(4.00)	–	n/a	$37.32	0.13%	$170,383	2.44%	4.07%	5.41%	213.45%
(3.89)	–	n/a	$41.27	25.83%	$172,682	3.18%	3.82%	4.02%	190.84%

(0.76)	–^	n/a	$49.63	-6.05%	$58,934	2.55%	4.03%	1.04%	121.77%
(5.52)	–^	n/a	$53.60	29.18%	$67,851	2.15%	3.82%	1.91%	152.87%
(6.70)	–^	0.06	$46.00	3.96%#	$57,629	2.71%	4.37%	2.10%	206.15%
(5.88)	–	n/a	$50.63	26.67%	$59,943	2.02%	3.24%	4.00%	173.21%
(3.14)	–	n/a	$45.02	30.40%	$45,340	2.52%	3.69%	3.87%	87.07%
(3.73)	–	n/a	$37.09	(0.60)%	$28,926	3.19%	4.85%	4.63%	213.45%
(3.64)	–	n/a	$41.06	24.87%	$23,993	3.93%	4.57%	3.44%	190.84%

(0.76)	–^	n/a	$49.59	-6.06%	$158,689	2.55%	4.03%	1.04%	121.77%
(5.52)	–^	n/a	$53.56	29.18%	$183,049	2.15%	3.82%	1.91%	152.87%
(6.70)	–^	0.06	$45.97	3.97%#	$148,222	2.71%	4.37%	2.10%	206.15%
(5.88)	–	n/a	$50.60	26.69%	$146,183	2.02%	3.24%	4.00%	173.21%
(3.14)	–	n/a	$44.99	30.39%	$96,943	2.52%	3.68%	3.94%	87.07%
(3.73)	–	n/a	$37.07	(0.60)%	$54,913	3.19%	4.85%	4.58%	213.45%
(3.63)	–	n/a	$41.04	24.85%	$42,329	3.93%	4.57%	3.38%	190.84%

(1.04)	–	n/a	$50.20	-5.53%	$5,490	1.54%	3.03%	2.04%	121.77%
(5.49)	–	n/a	$54.19	20.14%	$1,397	1.15%	2.82%	2.91%	152.87%

KENSINGTON STRATEGIC REALTY FUND

OTHER SHARE CLASS RESULTS ( Unaudited)

AVERAGE ANNUAL RETURNS				SINCE
FOR PERIODS ENDED JUNE 30, 2007				INCEPTION
WITH ALL DISTRIBUTIONS REINVESTED	1 YEAR	3 YEAR	5 YEAR	(9/15/99)

CLASS B SHARES
not reflecting CDSC *	7.20%	16.36%	14.39%	20.57%
reflecting applicable CDSC	2.34%	15.62%	14.15%	20.57%
Expense Ratio: *** 2.73% net, 3.82% gross

CLASS C SHARES
not reflecting CDSC *	7.21%	16.37%	14.39%	20.56%
reflecting applicable CDSC	6.24%	16.37%	14.39%	20.56%
Expense Ratio: *** 2.73% net, 3.82% gross

CLASS Y SHARES **	8.36%	17.37%	15.31%	21.51%
Expense Ratio: *** 1.73% net, 2.82% gross

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

*	CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.

**
Class Y shares of the Fund were not in existence prior to April 28, 2006.  The Class Y share performance that is presented for those periods prior to April 28, 2006 is based on the performance of Class A shares since the inception of the Fund.  The returns for Class Y shares will differ from the returns for Class A shares because of differences in expenses of each class.  Class Y shares are not subject to the Rule 12b-1 service and distribution fees that Class A shares are subject to and Class Y shares will therefore generally have lower expenses than Class A shares.

***	The Adviser has contractually agreed to reimburse expenses through 12/31/09.

The accompanying notes are an integral part of these financial statements.

This page intentionally left blank

KENSINGTON SELECT INCOME FUND

RESULTS AT A GLANCE

AVERAGE ANNUAL RETURN				SINCE	TRAILING	30-DAY
FOR PERIOD ENDED JUNE 30, 2007				INCEPTION [1]	12-MONTH	SEC
WITH ALL DISTRIBUTIONS REINVESTED	1 YEAR	3 YEAR	5 YEAR	(3/30/01)	YIELD	YIELD [2]

Select Income Fund at NAV	9.35%	8.32%	9.85%	14.55%	7.13%	5.71%
with sales load	3.07%	6.20%	8.56%	13.47%	6.72%	5.38%
Merrill Lynch Preferred Index [3]	8.58%	5.71%	5.74%	6.01%
FTSE NAREIT Composite Index [4]	10.69%	18.79%	17.55%	18.79%
Expense Ratio: [5] 1.48% net operating expenses; 2.44% gross

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

Performance data shown at NAV is that of the A Share and does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data shown with the load reflects the Class A maximum sales charge of 5.75%. Results for other share classes can be found on page 60.

[1]	While the Class A shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 3, 2001.
[2]
The 30-day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[3]
The Merrill Lynch Preferred Index is a market capitalization weighted index that includes perpetual payment preferred issues. The Preferred Index consists of a set of exchange-traded preferred stocks that are covered by Merrill Lynch Fixed Income Research.

[4]
The FTSE NAREIT Composite Index, formerly the NAREIT Composite Index, is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The index was developed with a base value as of december 31, 1971.

[5]	The Adviser has contractually agreed to reimburse expenses through 12/31/09.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

There are risks involved in investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The Fund may also invest in small or relatively new or unseasoned companies, which involve additional risks such as limited liquidity and greater volatility.

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended
June 30, 2007:
				SINCE
				INCEPTION
CLASS A SHARES *	1 YEAR	3 YEAR	5 YEAR	(3/30/01)
reflecting 5.75% maximum sales charge	3.07%	6.20%	8.56%	13.47%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days.

*Performance for other share classes can be found on page 60.

KENSINGTON SELECT INCOME FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS

The Kensington Select Income Fund is designed for investors seeking a relatively high dividend yield with the potential for modest long term growth of capital. the Kensington Select Income Fund continued to meet its yield objective during the period. The Fund’s trailing 12-month dividend yield is 7.13%, well above yields on other equity and fixed income alternatives.  For example, at the end of the reporting period, the yield on the Standard & Poor’s 500 Index was 1.78% and the dividend on the 10-Year treasury Note was 5.03%.

Overall, we are pleased with the Fund’s longer term return profile, characterized by attractive current income, low correlation to corporate bonds and low volatility versus equity alternatives.1  (Standard deviation of Fund returns since inception is 7.5%.)

INVESTMENT STRATEGY

The Fund’s portfolio is well diversified, both geographically and by property type, with 80 securities issued by a wide range of real estate companies.  As of June 30, 2007, approximately 71% of the Fund’s assets were invested in senior securities – primarily preferred stocks – issued by real estate companies. the remainder of the portfolio was primarily comprised of yield-oriented common stocks.

Leading sectors contributing to Fund performance during the period included Diversified and Hotel stocks, while Mortgage and Healthcare stocks weighed on performance.

Over the period, we sought to diversify the Fund’s holdings into complimentary investments outside of the real estate space as a means of gaining exposure to a broader universe of companies exhibiting strong cash flow and dividend growth, such as high quality companies in the infrastructure sector. This strategy has paid off thus far, with these investments among the top contributors to Fund performance year-to-date.

MORTGAGE HOLDINGS  After a strong year of performance in 2006, we have selectively concentrated the Fund’s mortgage holdings this year in an effort to manage sector exposure. Concerns surrounding the subprime residential loan market have spilled over to commercial mortgage REIT stocks this year, despite the general lack of subprime exposure within the group. (Many mortgage REITs specialize in the ownership and/or origination of commercial mortgage-backed securities or government-sponsored securities.) Nonetheless, the association of mortgage REITs with subprime lenders will likely continue to stoke volatility if we see further bad news from the subprime space.

The Fund’s mortgage allocation is intended to serve as a relatively defensive, yield-oriented position. Despite the risk of further volatility in the near term, we continue to believe that high quality mortgage companies focused on commercial financing may provide an opportunity for compelling risk-adjusted returns with above-average yields.

PREFERRED STOCKS  We believe that preferred stocks continue to offer investors a compelling income alternative in the current environment, with attractive dividend yields versus other fixed income vehicles. REIT preferreds, the focus of the Select Income Fund, currently yield approximately 7% on average, which is approximately 2% above 10-year treasury yields – a reasonable spread by historical standards.2  With a focus on high quality issuers, the dividends received by the Fund are well covered by the cash flow of the underlying issuers.  On average, the issuers generate over $2.00 in cash flow for every $1.00 of fixed charges (i.e. preferred dividends plus interest on debt).3

We see credit quality and interest rate risk as the primary risks to preferred stock investments. Credit quality in the group is generally strong and should continue to improve in response to economic growth. Earlier in the year, given the overall character and pricing of REIT preferred securities, we expected that a modest rise in the 10-year treasury yield was somewhat priced into these securities. As such, we were pleased to see the group hold up relatively well as the treasury yield reached over 5.2% in June. going forward, abrupt moves in interest rates or disruptions in the capital markets would likely result in volatility.

COMMON STOCKS  Approximately 30% of the Fund’s portfolio is invested in common stocks, primarily in the real estate space.  We expect that the Fund’s common stock exposure should enhance the its growth potential over time and serve as a hedge against interest rate risk; however, over the long term, we intend to maintain a majority of the Fund’s assets in senior securities. We continue to focus on relatively yield-oriented real estate common stocks for this portion of the portfolio.

KENSINGTON SELECT INCOME FUND

CONCLUSION

The industry underpinnings that have been driving real estate stock performance – strong rent growth, high occupancy and tight supply – are still in place, and should continue to fuel real estate company earnings. Demand for commercial property remains strong, as evidenced by indications of more REIT merger-acquisitions in the pipeline and growing allocations to the sector.  Overall, our core investment thesis and constructive outlook are based upon these positive drivers.

We believe that REIT preferred stocks represent a compelling investment for investors seeking high current income and potential for modest long term growth of capital. We remain confident that our income-oriented, value-driven investment approach is an excellent way to include real estate’s competitive return potential in your portfolio.

Paul Gray                                                   Joel Beam
Portfolio Manager                                    Portfolio Manager

The risks of investing in equity REITs are unique and similar to those of directly owning real estate (i.e. regulatory risks, concentration risk and diversification risk). Unlike REITs and stocks, which are subject to fluctuation in both principal value and return, U.S. Treasury securities are backed by the U.S. Government and, if held to maturity, offer a fixed rate of return and fixed principal value.

The total return was calculated for Class A shares at net asset value (without a sales charge). Had the maximum sales charge of 5.75% been reflected, returns would have been lower. One-year return for A shares is 9.35% (3.07% reflecting the maximum sales charge). Past performance is not predictive of future performance.

Fund holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for fund holdings as of June 30, 2007.

The federal government guarantees interest payments from government securities while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Standard deviation  is a statistical measure of portfolio risk used to measure variability of total return around an average, over a specified period of time. The greater the standard deviation over the period, the wider the variability or range of returns and hence, the greater the fund’s volatility.

[1]	Correlation of Fund returns to the Citigroup Broad Investment Grade Bond Index was 0.24 since inception of the Fund as of June 30, 2007.
[2]	Weighted average strip yield for all actively-traded REIT preferred issues: BMO Capital Markets, July 2007
[3]	Weighted average fixed charge coverage ratio for the Select Income Fund portfolio, 6/30/07.

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KENSINGTON SELECT INCOME FUND

EXPENSE EXAMPLE

As a shareholder of the Kensington Select Income Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchase of Class A shares and contingent deferred sales charges on Class b and Class C shares: redemption fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses.

These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period december 31, 2006 to June 30, 2007.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees.  Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Kensington Select	Beginning	Ending
Income Fund	Account Value	Account Value	Expenses Paid
Class A	December 31, 2006	June 30, 2007	During Period*
Actual	$1,000.00	$994.70	$9.10
Hypothetical
(5% return before expenses)	$1,000.00	$1,015.67	$9.20

Kensington Select	Beginning	Ending
Income Fund	Account Value	Account Value	Expenses Paid
Class B	December 31, 2006	June 30, 2007	During Period*
Actual	$1,000.00	$991.30	$12.79
Hypothetical
(5% return before expenses)	$1,000.00	$1,011.95	$12.92

Kensington Select	Beginning	Ending
Income Fund	Account Value	Account Value	Expenses Paid
Class C	December 31, 2006	June 30, 2007	During Period*
Actual	$1,000.00	$991.30	$12.79
Hypothetical
(5% return before expenses)	$1,000.00	$1,011.95	$12.92

Kensington Select	Beginning	Ending
Income Fund	Account Value	Account Value	Expenses Paid
Class Y	December 31, 2006	June 30, 2007	During Period*
Actual	$1,000.00	$996.40	$7.87
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.91	$7.95

*
Expenses are equal to the Fund’s annualized expense ratio of 1.84% Class A, 2.59% Class B, 2.59% for Class C, and 1.59% for Class Y multiplied by the average account value over the period, multiplied by 181days in the most recent fiscal half-year/365 to reflect the one-half year period.

KENSINGTON SELECT INCOME FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2007 ( U n a u d i t e d )
		MARKET
	SHARES	VALUE($)
Real Estate Common Stock (24.7%)

Diversified (0.2%)
Washington Real Estate Investment Trust	40,000	1,360,000

Healthcare (2.8%)
Omega Healthcare Investors, Incorporated[3]	191,800	3,036,194
Ventas, Incorporated	534,300	19,368,375
		22,404,569
Hotel (0.6%)
Hersha Hospitality Trust	435,721	5,150,222

Mortgage (8.0%)
Arbor Realty Trust, Incorporated	600,200	15,491,162
iStar Financial, Incorporated	486,878	21,583,301
JER Investment Corporation	84,597	1,268,955
Newcastle Investment Corporation	410,400	10,288,728
NorthStar Realty Finance Corporation	678,200	8,484,282
Resource Capital Corporation 144A1	267,900	3,745,242
Resource Capital Corporation	190,900	2,668,782
		63,530,452
Multifamily (2.3%)
Equity Residential Properties Trust	400,000	18,252,000

Net Lease (5.9%)
Capital Lease Funding, Incorporated	1,367,700	14,702,775
Lexington Realty Trust[3]	1,516,900	31,551,520
		46,254,295
Office (0.9%)
HRPt Properties Trust	711,200	7,396,480

Retail (4.0%)
Federal Realty Investment Trust[3]	10,500	811,230
National Retail Properties, Incorporated	1,393,500	30,461,910
		31,273,140
Total Real Estate Common Stock		195,621,158

Real Estate Preferred Stock (69.6%)

Diversified (7.0%)
Cousins Properties, Incorporated, Series A, 7.75%	250,000	6,500,000
Digitial Realty trust, Incorporated, Series A, 8.5%	625,000	16,218,750
Duke Realty Corporation, Series N, 7.25%	138,473	3,535,216
LBA Realty II WBP, Incorporated, Series A, 8.75%[1,2]	$430,000	21,710,915
LBA Realty II WBP, Incorporated, Series B, 7.625%[1,2]	$323,000	7,106,000
		55,070,881
Healthcare (7.3%)
LTC Properties, Incorporated, Series F, 8.00%	1,304,700	32,356,559
Omega Healthcare Investors, Incorporated, Series D, 8.375%	975,000	25,164,750
		57,521,309
Hotel (11.6%)
Ashford Hospitality Trust, Series A, 8.55%	351,500	9,035,308
Eagle Hospitality, Series A, 8.25%	641,300	14,897,399

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2007 ( U n a u d i t e d ) ( c o n t i n u e d )
	SHARES
	OR
	PRINCIPAL	MARKET
	AMOUNT	VALUE($)
Hotel (11.6%) (continued)
FelCor Lodging Trust, Incorporated, Series C, 8.00%	313,000	7,850,040
FelCor Lodging Trust, Incorporated, Series A, 1.95%	250,000	6,350,000
Hersha Hospitality Trust, Series A, 8.00%	199,900	4,989,504
Host Marriott Corporation, Series E, 8.875%[3]	422,700	11,184,642
Innkeepers USA Trust, Series C, 8.00%	166,500	3,613,050
Strategic Hotel & Resorts Inc., Series B, 8.25%	434,800	10,848,260
Strategic Hotel & Resorts Inc., Series C, 8.25%	600,000	15,270,000
Sunstone Hotel Investors, Incorporated, Series A, 8.00%	220,000	5,535,200
Winston Hotels, Incorporated, Series B, 8.00%	94,400	2,394,928
		91,968,331
Industrial (2.5%)
Eastgroup Properties, Incorporated, Series D, 7.95%	316,200	7,930,296
First Industrial Realty Trust, Incorporated, Series J, 7.25%	243,000	6,133,320
Monmouth Real Estate Investment Corporation, Series A, 7.625%	230,000	5,745,400
		19,809,016
Manufactured Housing (2.1%)
Affordable Residential Communities, Series A, 8.25%	671,750	16,692,988
Mortgage (13.2%)
Accredited Mortgage Loan REIT trust, Series A, 9.75%	552,500	11,635,650
American Home Mortgage Investment Corporation, Series A , 9.75%	3,499	85,061
American Home Mortgage Investment Corporation, Series B, 9.25%	401,300	9,530,875
Annaly Mortgage Management, Series A, 7.875%[3]	847,600	21,342,568
Anthracite Capital, Incorporated, Series C, 9.375%	612,900	15,677,982
Anthracite Capital, Incorporated, Series D, 8.25%	325,000	7,580,625
Impac Mortgage Holdings, Incorporated, Series B, 9.375%[3]	266,460	5,182,647
Impac Mortgage Holdings, Incorporated, Series C, 9.125%	385,800	7,600,260
iStar Financial, Incorporated, Series E, 7.875%	271,000	6,829,200
iStar Financial, Incorporated, Series G, 7.65%	149,000	3,747,350
MFA Mortgage Investments, Incorporated, Series A, 8.50%	170,300	4,189,380
Newcastle Investment Corporation, Series C, 8.05%	187,000	4,656,300
NorthStar Realty Finance Corporation, Series A, 8.75%	300,400	7,494,980
		105,552,878
Multifamily (4.5%)
Apartment Investment & Management Company, Series T, 8.00%	653,500	16,363,640
Apartment Investment & Management Company, Series U, 7.75%	507,000	12,979,200
Associated Estates Realty Corporation, Series B, 8.70%	240,100	6,240,199
		35,583,039
Net Lease (2.9%)
Capital Lease Funding, Incorporated, Series A, 8.125%	420,800	10,553,664
Lexington Realty Trust, Series B, 8.05%	486,600	12,237,990
		22,791,654
Office (11.6%)
Alexandria Real Estate Equities, Inc., Series C, 8.375%	296,500	7,581,505
Biomed Realty Trust, Incorporated, Series A, 7.375%	1,013,000	25,036,295
Corporate Office Properties Trust, Series G, 8.00%	476,825	12,006,454
Corporate Office Properties Trust, Series H, 7.50%	19,900	497,898
Dra Crt Acquisition Corporation, Series A, 8.5%	754,000	18,260,975
Maguire Properties, Incorporated, Series A, 7.625%	532,000	12,978,140

The accompanying notes are an integral part of these financial statements.

KENSINGTON SELECT INCOME FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2007 ( U n a u d i t e d ) ( c o n t i n u e d )
	SHARES
	OR
	PRINCIPAL	MARKET
	AMOUNT	VALUE($)
Office (11.6%) (continued)
Parkway Properties, Incorporated, Series D, 8.00%	386,600	9,780,980
SL Green Realty Corporation, Series C, 7.625%	237,070	5,929,121
		92,071,368
Retail (6.8%)
Glimcher Realty Trust, Series F, 8.75%	500,000	12,700,000
Saul Centers, Incorporated, Series A, 8.00%	231,700	5,882,863
Taubman Centers Incorporated, Series G, 8.00%	518,200	13,131,188
Urstadt Biddle Properties, Incorporated, Series C, 8.50%	92,000	10,120,000
Urstadt Biddle Properties, Incorporated, Series D, 7.50%	484,200	12,206,682
		54,040,733
Storage (0.1%)
Public Storage, Series G, 7.00%[3]	31,100	782,787

Total Real Estate Preferred Stock		551,884,984
Total Real Estate Common and Preferred Stock (Cost $746,466,386)		747,506,142

Corporate Bonds (5.1%)

Diversified (4.4%)
Taberna Preferred Funding, Limited, Series 2005-2A F, 10.356%, 11/05/35 144A1,2	$27,000,000	26,424,900
Taberna Preferred Funding, Limited, Series 2005-3A D, 8.006%, 02/05/36 144A1,2	4,500,000	4,216,050
Taberna Preferred Funding, Limited, Series 2005-3A E, 9.856%, 02/05/36 144A1,2	4,500,000	4,316,400
		34,957,350
Industrial (0.7%)
Oil Casualty Insurance, Limited, 8.00%, 09/15/34 144A1,2	6,000,000	5,838,468

Total Corporate Bonds (Cost $42,000,000)		40,795,818

Other Equity Investments (3.1%)

Infrastructure (2.4%)
Macquarie Infrastructure Company, LLC[3]	458,700	19,026,876

Reinsurance (0.7%)
Endurance Specialty Holdings, Ltd.	211,600	5,531,224

Total Other Equity Investments (Cost $20,013,496)		24,558,100

Investment Companies (4.1%)

Mutual Funds (4.1%)
Highland Distressed Opportunities, Incorporated	1,128,700	16,083,975
Tortoise Capital Resources, Corporated	925,700	16,134,951
Total Investment Companies (30,766,954)		32,218,926

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2007 ( U n a u d i t e d ) ( c o n t i n u e d )
	SHARES
	OR
	PRINCIPAL	MARKET
	AMOUNT	VALUE($)
Warrants (0.0%)
Resource Capital Corporation – Warrants	42,500	–

Repurchase Agreement (2.3%)
Custodial Trust Company, 5.375%, dated 06/30/07 due
07/01/07, repurchase price $18,906,088 (collateralized by
U.S. Treasury Bond, 01/15/25, valued at $18,406,834)[4]	$18,087,986	18,087,986

TOTAL INVESTMENTS IN SECURITIES
(cost $857,334,822) - 108.9%		863,166,972
Liabilites in excess of Other Assets - (8.9%)		(70,787,821)
NET ASSETS - 100.0%		$792,379,151

[1]	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors.
[2]	The Adviser, using Board approved procedures, has deemed all or a portion of the security to be illiquid.
[3]	All or a portion of the security was on loan at June 30, 2007.
[4]	Security purchased with the cash proceeds from securities loaned.

The accompanying notes are an integral part of these financial statements.

KENSINGTON SELECT INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2007 ( U n a u d i t e d )

ASSETS
Investments, at value[1] (cost $839,246,836)	$845,078,986
Repurchase agreement, at cost	18,087,986
Total Investments, (cost $857,334,822)	863,166,972
Interest and dividends receivable	8,583,164
Receivables from investments sold	46,149,888
Receivable for capital shares issued	1,447,375
Prepaid expenses	66,300
Total Assets	919,413,699

LIABILITIES
Demand loan payable to bank	102,193,144
Payable for return of collateral received for securities on loan	18,087,986
Payables for investments purchased	3,917,093
Payable for capital shares redeemed	1,208,136
Accrued expenses and other payables
Interest expense	312,833
Investment advisory fees	665,911
Distribution fees	339,461
Administration, fund accounting and transfer agent fees	141,884
Administrative services plan fees	42,404
Other	125,696
Total Liabilities	127,034,548

NET ASSETS	$792,379,151

Capital	$777,574,100
Overdistributed net investment income	(3,247,739)
Undistributed net realized losses on investments and securities sold short	12,220,640
Net unrealized depreciation on investments and securities sold short	5,832,150
Net Assets	$792,379,151

Class A
Net Assets	$466,913,532
Shares outstanding	13,537,839
Redemption price per share	$34.49
Maximum Sales Charge-Class A	5.75%
Maximum Offering Price
[100%/(100%-Maximum Sales Charge) of net asset value
adjusted to the nearest cent] per share	$36.59

Class B
Net Assets	$64,462,096
Shares outstanding	1,885,395
Offering and redemption price per share[2]	$34.19

Class C
Net Assets	$222,911,969
Shares outstanding	6,533,283
Offering and redemption price per share[2]	$34.12

Class Y
Net Assets	$38,091,554
Shares outstanding	1,105,153
Offering and redemption price per share[2]	$34.47

[1]	Includes securities on loan of $17,566,508.
[2]	Redemption price per share varies by length of time shares are held.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2007 ( U n a u d i t e d )

INVESTMENT INCOME
Dividend income	$29,954,301
Interest income	2,119,125
Total Investment Income	32,073,426

EXPENSES
Investment advisory fees	4,031,379
Distribution fees
Class A	599,501
Class B	337,013
Class C	1,123,319
Custodian fees	64,980
Administration, fund accounting and transfer agent fees	437,139
Administrative services plan fees	151,387
Trustees’ fees	20,390
Legal fees	82,979
Printing fees	47,238
Registration fees	41,054
Audit fees	36,860
Insurance expense	14,834
Dividend expense	235,212
Interest expense	1,225,383
Other expenses	36,965
Total expenses	8,485,633
Net Investment Income	23,587,793

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
AND SECURITIES SOLD SHORT
Net realized gains from investments	12,915,568
Net realized loss on securities sold short	(592,218)
Change in unrealized appreciation (depreciation) from investments, and securities sold short	(41,325,247)
Net realized/unrealized loss from investments and securities sold short	(29,001,897)
Change in net assets resulting from operations	$(5,414,104)

The accompanying notes are an integral part of these financial statements.

KENSINGTON SELECT INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS
SIX MONTHS ENDED		YEAR ENDED
	JUNE 30, 2007	DECEMBER 31, 2006
	(Unaudited)
FROM INVESTMENT ACTIVITIES
OPERATIONS
Net investment income	$23,587,793	$43,908,017
Net realized gains from investments and options	12,915,568	18,349,938
Net realized loss on securities sold short	(592,218)	(2,249,194)
Net change in unrealized appreciation (depreciation)
from investments, and securities sold short	(41,325,247)	44,183,608
Change in net assets resulting from operations	(5,414,104)	104,192,369

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(16,311,017)	(29,017,064)
From net realized gains from investments and
securities sold short	–	(4,862,328)
Return of capital	–	(2,223,959)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(2,082,557)	(4,149,569)
From net realized gains from investments and
securities sold short	–	(714,959)
Return of capital	–	(326,944)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(7,088,323)	(12,686,123)
From net realized gains from investments and
securities sold short	–	(2,280,879)
Return of capital	–	(1,043,253)

DISTRIBUTIONS TO CLASS Y SHAREHOLDERS
From net investment income	(1,353,636)	(245,834)
From net realized gains from investments and
securities sold short	–	(125,331)
Return of capital	–	(57,326)
Change in net assets from distributions
to shareholders	(26,835,533)	(57,733,569)

CAPITAL TRANSACTIONS
Proceeds from shares issued	121,099,686	187,029,512
Shares issued in reinvestment of distributions	18,274,616	39,646,055
Payments for shares redeemed	(113,503,277)	(214,223,084)
Other contributions	–	51,384
Redemption fees	13,762	17,548
Change in net assets from capital transactions	25,884,787	12,521,415
Change in net assets	(6,364,851)	58,980,215

NET ASSETS
Beginning of year	798,744,002	739,763,787
End of year	$792,379,151	$798,744,002
Overdistributed net investment income	$(3,247,739)	$–

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
SIX MONTHS ENDED		YEAR ENDED
	JUNE 30, 2007	DECEMBER 31, 2006
	(Unaudited)
CAPITAL TRANSACTIONS:
Class A:
Proceeds from shares issued	$74,713,673	$132,343,046
Dividends reinvested	11,025,532	24,577,116
Cost of shares redeemed	(84,114,698)	(145,581,284)
Other capital contributions	–	31,037
Redemption fees	8,908	15,819
Change	$1,633,415	$11,385,734

Class B:
Proceeds from shares issued	$2,318,501	$3,117,240
Dividends reinvested	1,319,154	3,357,737
Cost of shares redeemed	(6,386,101)	(16,026,275)
Other capital contributions	–	4,515
Redemption fees	119	165
Change	$(2,748,327)	$(9,546,618)

Class C:
Proceeds from shares issued	$22,657,278	$30,750,084
Dividends reinvested	4,773,014	11,315,444
Cost of shares redeemed	(18,797,010)	(52,594,542)
Other capital contributions	–	14,461
Redemption fees	3,929	1,359
Change	$8,637,211	$(10,513,194)

Class Y: +
Proceeds from shares issued	$21,410,234	$20,819,142
Dividends reinvested	1,156,916	395,758
Cost of shares redeemed	(4,205,468)	(20,983)
Other capital contributions	–	1,371
Redemption fees	806	205
Change	$18,362,488	$21,195,493

SHARE TRANSACTIONS:
Class A:
Issued	2,096,590	3,801,649
Reinvested	317,193	709,958
Redeemed	(2,363,594)	(4,218,226)
Change	50,189	293,381

Class B:
Issued	66,340	90,276
Reinvested	38,271	97,838
Redeemed	(182,443)	(466,293)
Change	(77,832)	(278,179)

Class C:
Issued	645,463	891,694
Reinvested	138,753	330,218
Redeemed	(539,655)	(1,535,436)
Change	244,561	(313,524)

Class Y: +
Issued	596,403	585,092
Reinvested	33,301	11,219
Redeemed	(118,162)	(593)
Change	511,542	595,718

+	Commenced operations on April 28, 2006.

The accompanying notes are an integral part of these financial statements.

KENSINGTON SELECT INCOME FUND

STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2007 ( U n a u d i t e d )

CASH FLOWS FROM OPERATING ACTIVITIES:
Net investment income	$27,119,639
Adjustments to reconcile net investment income
to net cash used in operating activities:
Purchases of investment securities	(350,791,498)
Proceeds from disposition of investments, options
and securities sold short	251,872,400
Increase in deposits with broker and custodian bank
for securities sold short	–
Increase in interest and dividends receivable	(669,204)
Decrease in accrued expenses and other payables	102,059
Net cash used in operating activities	(72,366,604)

CASH FLOWS FROM FINANCING ACTIVITIES:
Demand loan payable	71,850,961
Proceeds from shares issued	122,422,197
Cost of shares redeemed	(113,345,637)
Cash distributions paid	(8,560,917)
Net cash provided by financing activities	72,366,604
Change in cash	–

CASH:
Beginning balance	–
Ending balance	$–

Non-cash financing activities not included herein consist of reinvestment of distributions of $18,274,616.

The accompanying notes are an integral part of these financial statements.

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KENSINGTON SELECT INCOME FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Less Dividends
				Net Realized
				and Unrealized
				Gains (Losses)
	Net Asset			on Investments,	Total
	Value,	Net		Options and	From	Net	Net
	Beginning	Investment		Securities	Investment	Investment	Realized
	of Period	Income		Sold Short	Activities	Income	Gains

Kensington Select Income Fund Class A
Period Ended June 30, 2007	$35.90	1.25		(1.44)	(0.19)	(1.22)	–
Year Ended December 31, 2006	$33.69	2.19	(g)	2.87	5.05	(2.31)	(0.37)
Year Ended December 31, 2005	$37.07	2.41	(g)	(3.09)	(0.68)	(2.50)	(0.19)
Year Ended December 31, 2004	$36.76	2.04		1.92	3.96	(1.95)	(1.70)
Period Ended December 31, 2003 *	$32.50	1.67		5.07	6.74	(1.95)	(0.53)
Year Ended March 31, 2003	$31.18	2.57		1.29	3.86	(2.54)	–
Period Ended March 31, 2002 **	$25.00	2.51		6.29	8.80	(2.58)	–

Kensington Select Income Fund Class B
Period Ended June 30, 2007	$35.60	1.13		(1.42)	(0.29)	(1.10)	–
Year Ended December 31, 2006	$33.44	1.92	(g)	2.83	4.75	(2.05)	(0.37)
Year Ended December 31, 2005	$36.84	2.12	(g)	(3.07)	(0.95)	(2.25)	(0.19)
Year Ended December 31, 2004	$36.57	1.80		1.85	3.65	(1.74)	(1.64)
Period Ended December 31, 2003 *	$32.35	1.47		5.04	6.51	(1.76)	(0.53)
Year Ended March 31, 2003	$31.08	2.26		1.35	3.61	(2.34)	–
Period Ended March 31, 2002 **	$25.00	2.45		6.12	8.57	(2.45)	–

Kensington Select Income Fund Class C
Period Ended June 30, 2007	$35.53	1.07		(1.36)	(0.29)	(1.10)	–
Year Ended December 31, 2006	$33.38	1.91	(g)	2.83	4.74	(2.05)	(0.37)
Year Ended December 31, 2005	$36.77	2.12	(g)	(3.06)	(0.94)	(2.25)	(0.19)
Year Ended December 31, 2004	$36.51	1.82		1.82	3.64	(1.74)	(1.64)
Period Ended December 31, 2003 *	$32.30	1.48		5.02	6.50	(1.76)	(0.53)
Year Ended March 31, 2003	$31.06	2.28		1.31	3.59	(2.35)	–
Period Ended March 31, 2002 **	$25.00	2.46		6.12	8.58	(2.48)	–

Kensington Select Income Fund Class Y
Period Ended June 30, 2007	$35.87	1.19		(1.39)	(0.20)	(1.27)	–
Year Ended December 31, 2006 ***	$34.14	1.75	(g)	2.26	4.01	(1.75)	(0.37)

*	A nine month period due to year end change from March 31 to December 31.
**	From commencement of operations on April 3, 2001.
***	From commencement of operations on April 28, 2006.
(a)	Total return excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Excludes dividend and interest expense.
(e)	Includes dividend and interest expense.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(g)	Computed using the average share method.
^	Less than $0.01 per share

The accompanying notes are an integral part of these financial statements.

from:					Ratios/Supplemental Data
								Ratio of
			Net			Ratio of	Ratio of	Net
			Asset			Expenses	Expenses	Investment
Return			Value,	Total	Net Assets,	to Average	to Average	Income to
of	Total	Redemption	End of	Return	End of	Net Assets	Net Assets	Average Net	Portfolio
Capital	Distributions	Fees	Period	(a) (b)	Period (000’s)	(c) (d)	(c) (e)	Assets (c) (e)	Turnover (f)

–	(1.22)	– ^	$34.49	(0.53)%	$466,914	1.48%	1.84%	6.11%	35.71%
(0.17)	(2.85)	– ^	$35.90	15.61%	$484,186	1.48%	2.44%	6.31%	20.60%
(0.01)	(2.70)	– ^	$33.69	(1.99)%	$444,576	1.47%	2.13%	6.66%	35.70%
–	(3.65)	–	$37.07	11.30%	$534,973	1.60%	2.32%	7.49%	37.74%
–	(2.48)	–	$36.76	21.21%	$474,117	1.60%	2.01%	6.34%	22.49%
–	(2.54)	–	$32.50	12.74%	$263,459	1.60%	2.18%	8.73%	49.59%
(0.04)	(2.62)	–	$31.18	36.37%	$119,483	1.60%	2.16%	11.00%	33.27%

–	(1.10)	– ^	$34.19	(0.87)%	$64,462	2.23%	2.59%	5.36%	35.71%
(0.17)	(2.59)	– ^	$35.60	14.72%	$69,867	2.23%	3.19%	5.56%	20.60%
(0.01)	(2.45)	– ^	$33.44	(2.73)%	$74,926	2.22%	2.88%	5.95%	35.70%
–	(3.38)	–	$36.84	10.45%	$83,185	2.35%	3.07%	6.73%	37.74%
–	(2.29)	–	$36.57	20.54%	$64,900	2.35%	2.77%	5.54%	22.49%
–	(2.34)	–	$32.35	11.89%	$39,973	2.35%	3.00%	7.75%	49.59%
(0.04)	(2.49)	–	$31.08	35.41%	$11,049	2.35%	3.04%	9.94%	33.27%

–	(1.10)	– ^	$34.12	(0.87)%	$222,912	2.23%	2.59%	5.36%	35.71%
(0.17)	(2.59)	– ^	$35.53	14.72%	$223,325	2.23%	3.19%	5.56%	20.60%
(0.01)	(2.45)	– ^	$33.38	(2.71)%	$220,262	2.22%	2.88%	5.96%	35.70%
–	(3.38)	–	$36.77	10.43%	$236,965	2.35%	3.07%	6.73%	37.74%
–	(2.29)	–	$36.51	20.54%	$195,153	2.35%	2.77%	5.61%	22.49%
–	(2.35)	–	$32.30	11.87%	$98,752	2.35%	3.00%	7.85%	49.59%
(0.04)	(2.52)	–	$31.06	35.42%	$29,499	2.35%	3.00%	10.07%	33.27%

–	(1.27)	– ^	$34.47	(0.36)%	$38,092	1.23%	1.59%	6.36%	35.71%
(0.17)	(2.29)	– ^	$35.87	12.16%	$21,367	1.23%	2.19%	6.56%	20.60%

The accompanying notes are an integral part of these financial statements.

KENSINGTON SELECT INCOME FUND

OTHER SHARE CLASS RESULTS (Unaudited)

AVERAGE ANNUAL RETURNS				SINCE
FOR PERIODS ENDED JUNE 30, 2007				INCEPTION [1]
WITH ALL DISTRIBUTIONS REINVESTED	1 YEAR	3 YEAR	5 YEAR	(3/30/01)

CLASS B SHARES
not reflecting CDSC [2]	8.53%	7.51%	9.03%	13.69%
reflecting applicable CDSC	3.53%	6.65%	8.75%	13.69%
Expense Ratio: [3] 2.23% net, 3.19% gross

CLASS C SHARES
not reflecting CDSC [2]	8.51%	7.50%	9.03%	13.69%
reflecting applicable CDSC	7.51%	7.50%	9.03%	13.69%
Expense Ratio: [3] 2.23% net, 3.19% gross

CLASS Y SHARES **	9.66%	8.41%	9.91%	14.60%
Expense Ratio: [3] 1.23% net, 2.19% gross

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

[1]	While the Class B and C shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 13, 2001.

[2]	CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.

[3]	The Adviser has contractually agreed to reimburse expenses through 12/31/09.

*
Class Y shares of the Fund were not in existence prior to April 28, 2006.  The Class Y share performance that is presented for those periods prior to April 28, 2006 is based on the performance of Class A shares since the inception of the Fund.  The returns for Class Y shares will differ from the returns for Class A shares because of the differences in expenses of each class.  Class Y shares are not subject to the Rule 12b-1 service and distribution fees that Class A shares are subject to and Class Y shares will therefore generally have lower expenses than Class A shares.

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KENSINGTON INTERNATIONAL REAL ESTATE FUND

RESULTS AT A GLANCE

AVERAGE ANNUAL RETURN		SINCE	TRAILING
FOR PERIOD ENDED JUNE 30, 2007		INCEPTION	12-MONTH	30-DAY SEC
WITH ALL DISTRIBUTIONS REINVESTED	1 YEAR	(4/28/06)	YIELD	YIELD [1]

International Real Estate Fund at NAV	29.29%	21.90%	2.68%	0.29%
with sales load	21.85%	15.88%	2.53%	0.27%
FTSE EPRA/NAREIT
Gobal Real Estate Index ex U.S. [2]	34.31%	26.45%
Expense Ratio: [3] 1.65% net operating expenses; 2.17% gross

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

Performance data shown at NAV is that of the A Share and does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data shown with the load reflects the Class A maximum sales charge of 5.75%. Results for other share classes can be found on page 80.

[1]
The 30-day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]
The FTSE EPRA NAREIT Global Real Estate Index ex-U.S. is designed to track the performance of listed real estate companies and REIts worldwide, excluding U.S. companies. The series acts as a performance measure of the overall market.

[3]	The Adviser has contractually agreed to reimburse expenses through 12/31/09.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

There are risks involved in investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The Fund may also invest in small or relatively new or unseasoned companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended
June 30, 2007:
		SINCE
		INCEPTION
CLASS A SHARES *	1 YEAR	(4/28/06)
reflecting 5.75% maximum sales charge	21.85%	15.88%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com.  The Funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

*Performance for other share classes can be found on page 80.

KENSINGTON INTERNATIONAL REAL ESTATE FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS

The Kensington International Real Estate Fund is designed to invest predominantly in large, high quality international real estate companies whose assets and business plans are consistent with a core real estate strategy. The Fund seeks total return from both capital appreciation and current income through investing in a portfolio of equity securities of non-U.S. real estate companies. the portfolio is focused on the large, developed economies of Europe and Asia. Additionally, the fund gains indirect exposure to emerging markets such as China, India and Central and Eastern Europe primarily through investments in blue chip companies listed in Hong Kong, Singapore and Western Europe. The strategy targets high quality companies with development-driven business models and high grade property portfolios. Geographically, we aim to focus in areas exhibiting strong commercial real estate industry fundamentals, supported by robust economic growth and political stability. We seek to invest alongside best-in-class management teams with proven track records, focusing on companies with strong balance sheets, access to capital and those that own and have the ability to build high quality assets.  Our investment process places emphasis on high quality assets and management teams that add value by developing and redeveloping assets to generate growth.

INVESTMENT STRATEGY

At the end of the second quarter, the fund’s portfolio was approximately invested in 60% Asia-Pacific and 33% European securities, with the balance in Canada (6%).4  The fund owns a targeted list of companies – 53 holdings out of more than 200 stocks in the FTSE EPRA/NAREIT Global Real Estate Index ex-U.S index.

The portfolio’s overweight to United Kingdom stocks detracted from performance during the first six months of the year, while the fund’s positions in Singapore, Japan and Hong Kong were top contributors to returns.

ASIA-PACIFIC The Asia-Pacific region generated solid results during the first half of 2007 with all countries generating positive returns.  Singapore led the way generating returns of 31.8% followed by Hong Kong at 14.7% and Japan up 9.5%.5

All of Asia-Pacific continues to benefit from the strong economic growth of China and India.  Construction remains at very reasonable levels in most countries and GDP growth is expected to run in the high single digits with the exception of Japan.

 The Fund was roughly marketweight Japan during the first half of 2007.  After a very strong first quarter, we saw a pull back in stocks in the second quarter.  Fundamentals remain strong and valuations remain attractive, providing very good return potential. Among Japan’s leading diversified real estate companies, Mitsui Fudosan specializes in leasing, development and management of high-end retail, office, resort/hotel and residential properties. With a recently announced business plan to aggressively expand its resort and overseas businesses, and an already thriving portfolio of Class A properties, we believe that the company’s long-term growth potential is exceptionally appealing.

We remained overweight Singapore for the first six months of 2007 and we saw excellent returns.  All sectors of Singapore’s property markets – office, retail, hotel and residential – continue to be on a cyclical upswing, with demand driven by strong economic and job growth (attracting an influx of foreign workers), combined with very constrained supply (net supply actually fell in the first quarter, and more demolition than construction is planned through year-end).  In an environment with limited new supply and occupancy above 90%, we see very good prospects for continued strong rent and earnings growth.  However, while the fundamentals remain excellent, valuations are becoming a little stretched and, in our view, a pause in price appreciation is warranted while earnings catch up.

The Fund was marketweight Hong Kong during the period.  Office construction in Hong Kong has increased with substantial deliveries of new space in 2008 and 2009 resulting in a slowdown in rental growth.  How well the space is absorbed will depend upon continued GDP growth – currently running at a healthy 5%.6  Access to China is primarily achieved through the Fund’s investments in Hong Kong.

The fund’s overall underweight to Australia is primarily due to the lack of pure exposure to the region, as many Australian companies own little or no assets in Australia.  Australian property market fundamentals are supported by a strong Australian economy, led by a surge in global demand for the country’s rich natural resources. Our largest holding is the Westfield group, the leading global mall owner and developer, with approximately 90% of its properties split evenly between Australia and the U.S., and 10% in the U.K. In our view, the company’s capacity to create value through its astute management team, flexible balance sheet, and substantial development pipeline make it a compelling investment.

EUROPE  After a particularly robust 2006 (+67%), European stocks have underperformed the global index this year. 7  The group has declined 8.3% year-to-date, primarily due to poor performance in the U.K. (-15.4%), while Continental Europe fared better at -1.4%.8  Shares pulled back on persistent interest rate concerns across Europe, prompted by recent hikes by the European Central bank and bank of England, with 10-year government bond yields reaching their highest levels since 2000/2001, and indications that rates could go higher still. the hawkish monetary policy in Europe has shifted investor sentiment to firmly against real estate stocks, despite the fact that most large companies in the region exhibit healthy balance sheets with fixed-rate debt, and continue to benefit from rising rents and an overall strong operating environment in the region. (For example, year-over-year office rents in the U.K. rose 7.3%, the highest level since 2001.)9

Despite Europe’s recent underperformance, we believe the region provides an attractive investment landscape.  Property market conditions in Europe and the United Kingdom are similarly robust, albeit with lower overall GDP growth than most countries in Asia. In our view, U.K. companies in particular offer some of the most astute, entrepreneurial and driven management teams in our investable universe. In London, office construction has picked up slightly but has yet to adversely affect rental or occupancy rates as demand for office space remains exceptionally strong.

 Our focus in the U.K. stems from our conviction about the country’s healthy economy, well-developed public company model, land constrained markets and adoption of the REIT structure earlier this year. Thus far this year, at least ten U.K. companies have converted to the REIT structure – a dynamic that generally promotes liquidity and transparency, while shifting the return profile to include an attractive current income component.

KENSINGTON INTERNATIONAL REAL ESTATE FUND

Italy approved legislation to allow Italian REITs to begin trading on July 23, which improves prospects for more compelling direct investment opportunities in what we view as a relatively small, insular market today. (However, there are several blue-chip pan-European companies, such as Eurocommercial Properties and Unibail, offering exposure to high-quality Italian retail markets.) Notably, the merger announced in April between dutch company Rodamco and France’s Unibail has resulted in the largest pan-European portfolio of Class A shopping centers, with a market cap over $14 billion (FF).

 We believe that the German property market offers tremendous long term growth potential, with a backdrop of favorable fundamentals supported by a vast, expanding economy, and continued privatization of government-owned property. While there have been no REIT conversions since the legislation’s passage in May – stalled by the absence of a large listed property sector relative to other European countries – there is a considerable backlog of G-REIT launches in the pipeline expected to come to market by mid-2008, with a total market cap of  11 billion.10  We believe that the long term success of the G-REIT structure will serve as a catalyst for increased transparency and value-creation, bringing much needed liquidity to Europe’s largest economy.

During the first half of the year, the fund moderately increased its German holdings, with a focus on IVG Immobilien, a blue-chip company whose diverse business includes the ownership and active development and re-development of Class A offices in major cities in Germany and Western Europe, as well as in emerging markets such as Budapest, Prague and Warsaw. We expect the company to launch a German office REIT by mid-2008.

RISKS

With rising rates in Europe and the recent run up of share prices in Asia, we believe that trading is likely to remain somewhat volatile in the short term. In the long term, we are most concerned with systemic risks, such as economic weakness or sudden interest rate increases, which would likely affect all equities markets, and potentially put (further) pressure on return requirements for commercial real estate assets in some markets. Specific risks to foreign real estate securities that we monitor include exposure to more development-driven business models and currency risk. A detrimental increase in new supply does not seem likely for most key international markets in the near term, though it is a factor that we constantly monitor.

IN CONCLUSION

Overall, we believe that the expansion of REIT-like structures internationally and increasing investor demand for real estate securities positions the international market for continued growth. The industry underpinnings that have been driving global real estate stock performance – strong rent growth, high occupancy and tight supply – are still in place, and should continue to fuel real estate company earnings. In the long term, we believe that real estate’s well-established attributes – competitive return potential, portfolio diversification, and relatively high income as compared to equity alternatives – should sustain demand for the asset class.

Paul Gray                Joel Beam
Portfolio Manager               Portfolio Manager
Fund holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for fund holdings as of June 30, 2007.

[4]	Due to rounding, values may not total 100%.
[5]	EPRA, in USD, July 2007
[6]	Global Insight, 2007 year-over-year real GDP growth
[7]	EPRA, in USD, 12/31/06
[8]	EPRA, in USD, July 2007.
[9]	Knight Frank Investment Research, Spring 2007
[10]	Citigroup, July 2007

KENSINGTON INTERNATIONAL REAL ESTATE FUND

EXPENSE EXAMPLE

As a shareholder of the Kensington International Real Estate Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemptions fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 31, 2006 to June 30, 2007.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Kensington International	Beginning	Ending
Real Estate Fund	Account Value	Account Value	Expenses Paid
Class A	December 31, 2006	June 30, 2007	During Period*
Actual	$1,000.00	$1,024.00	$8.58
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.31	$8.55

Kensington International	Beginning	Ending
Real Estate Fund	Account Value	Account Value	Expenses Paid
Class B	December 31, 2006	June 30, 2007	During Period*
Actual	$1,000.00	$1,019.70	$12.32
Hypothetical
(5% return before expenses)	$1,000.00	$1,012.60	$12.28

Kensington International	Beginning	Ending
Real Estate Fund	Account Value	Account Value	Expenses Paid
Class C	December 31, 2006	June 30, 2007	During Period*
Actual	$1,000.00	$1,019.70	$12.32
Hypothetical
(5% return before expenses)	$1,000.00	$1,012.60	$12.28

Kensington International	Beginning	Ending
Real Estate Fund	Account Value	Account Value	Expenses Paid
Class Y	December 31, 2006	June 30, 2007	During Period*
Actual	$1,000.00	$1,024.70	$7.33
Hypothetical
(5% return before expenses)	$1,000.00	$1,017.55	$7.30

* Expenses are equal to the Fund’s annualized expense ratio of 1.65% for Class A, 2.40% for Class B, 2.40% for Class C, and 1.40% for
Class Y multiplied by the average account value over the period, multiplied by 181days in the most recent fiscal half-year/365 to reflect the one-half year period.

KENSINGTON INTERNATIONAL REAL ESTATE FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2007 ( U n a u d i t e d )
		MARKET
	SHARES	VALUE($)
Real Estate Common Stock (95.5%)

Australia (15.6%)
Commonwealth Property Office Fund	1,881,816	2,672,309
DB RREEF Trust	1,827,738	3,044,887
Macquarie Goodman Group	760,006	4,329,931
Macquarie Office Trust	2,100,018	2,973,269
Mirvac Group	637,782	3,082,065
Stockland	985,486	6,809,305
Tishman Speyer Office Fund	1,431,242	2,875,783
Valad Property Group	350,000	589,011
Westfield Group	1,115,003	18,868,235
		45,244,795
Britain (17.6%)
British Land Company PLC	410,647	11,049,982
Brixton PLC	316,845	2,790,002
Capital & Regional PLC	113,594	2,652,914
Derwent London PLC	149,875	5,522,724
Geat Portland Estates PLC	431,645	5,742,496
Hammerson PLC	192,850	5,553,374
Helical Bar PLC	314,012	2,919,546
Land Securities Group PLC	116,579	4,080,429
Shaftesbury PLC	467,021	5,533,202
Unite Group PLC	321,719	2,600,343
Workspace Group PLC	335,841	2,699,312
		51,144,324
Canada (5.3%)
Brookfield Properties Corporation	227,250	5,524,448
H&R Real Estate Investment Trust	226,600	4,879,797
Primaris Retail Real Estate Investment Trust	266,600	4,877,760
		15,282,005
China (1.0%)
Shimao Property Holdings, Ltd.	1,263,000	2,823,465

France (4.9%)
Klepierre	16,950	2,888,967
Societe Immobiliere de Location pour l’Industrie et le Commerce	17,356	2,807,122
Unibail	32,785	8,437,528
		14,133,617
Germany (2.0%)
IVG Immobilien Ag	149,958	5,914,294

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2007 ( U n a u d i t e d ) ( c o n t i n u e d )
		MARKET
	SHARES	VALUE($)
Hong Kong (13.1%)
Cheung Kong Holdings, Ltd.	490,000	6,417,025
Far East Consortium	2,104,000	869,132
Hang Lung Properties, Ltd.	1,230,570	4,241,337
Henderson Land Development Company, Ltd.	396,740	2,701,863
Hongkong Land Holdings, Ltd.	1,262,000	5,679,000
New World Development, Ltd.	1,156,500	2,893,025
New World Development, Ltd. Rights	6,080	–
Sino Land Company	1,255,200	2,613,395
Sun Hung Kai Properties, Ltd.	1,056,000	12,708,410
		38,123,187
Japan (22.2%)
Japan Retail Fund Investment Corporation	461	4,006,254
Kenedix Realty Investment Corporation	630	4,722,761
Mitsubishi Estate Company, Ltd.	570,300	15,516,792
Mitsui Fudosan Company, Ltd.	527,930	14,835,637
New City Residence Investment Corporation	613	3,410,396
NTT Urban development Corporation	2,396	4,650,916
Sumitomo Realty & Development Company, Ltd.	292,800	9,559,846
Tokyo Tatemono Company, Ltd.	325,200	4,059,552
Tokyu Land Corporation	322,900	3,443,392
		64,205,546
Luxembourg (1.4%)
Orco Property Group	26,322	4,178,887

Netherlands (3.6%)
Eurocommercial Properties NV	110,227	5,716,855
Rodamco Europe Nv	35,888	4,818,420
		10,535,275
Poland (1.5%)
Globe Trade Centre SA1	249,179	4,363,639

The accompanying notes are an integral part of these financial statements.

KENSINGTON INTERNATIONAL REAL ESTATE FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2007 ( U n a u d i t e d ) ( c o n t i n u e d )
	SHARES
	OR
	PRINCIPAL	MARKET
	AMOUNT	VALUE($)
Singapore (7.3%)
Allco Commercial Real Estate Investment Trust	4,717,000	3,759,425
Allco Commercial Real Estate Investment Trust Rights	1,886,800	184,890
Ascendas Real Estate Investment Trust	1,497,000	2,875,179
CapitaCommercial Trust	2,825,700	5,408,657
CapitaLand, Ltd.	1,172,700	6,205,370
CapitaMall Trust	1,034,800	2,852,756
		21,286,277

Total Real Estate Common Stock (cost $270,684,825)		277,235,311

Repurchase Agreement (1.4%)
Custodial Trust Company, 4.30%, dated 6/30/07,
due 07/01/07, repurchase price $4,209,742 (collateralized by
U.S. Treasury Bond, 04/15/32, valued $4,304,232)	$4,208,234	4,208,234

Total Investments in Securities
(cost $274,893,059) 96.9%		281,443,545
Other assets in excess of Liabilities 3.1%		8,980,139
NET ASSETS 100.0%		$290,423,684

[1]	Represents non-income producing securities.

 The accompanying notes are an integral part of these financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS BY INDUSTRY
JUNE 30, 2007 ( U n a u d i t e d )

Industry	% of Net Assets
Real Estate – Operation/Development	36.9%
REITS – Diversified	23.4%
Real Estate – Property Trust	15.6%
Real Estate – Management/Service	8.8%
REITS – Shopping Centers	4.0%
REITS – Office Property	3.9%
REITS – Warehouse/Industry	1.7%
REITS – Apartments	1.2%

Total Investments in Securities	95.5%
Other Assets less Liabilities	4.5%
Net Assets	100.00%

 The accompanying notes are an integral part of these financial statements.

KENSINGTON INTERNATIONAL REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2007 ( U n a u d i t e d )

ASSETS
Investments, at value (cost $270,684,825)	$277,235,311
Repurchase agreements, at cost	4,208,234
Total Investments, (cost $274,893,059)	281,443,545
Foreign currency, at value (cost $10,911.557)	10,967,328
Interest and dividends receivable	814,127
Receivable for capital shares issued	3,033,641
Prepaid expenses	68,469
Total Assets	296,327,110

LIABILITIES
Payables for investments purchased	5,210,669
Payable for capital shares redeemed	265,097
Accrued expenses and other payables
Investment advisory fees	234,580
Distribution fees	90,692
Administrative services plan fee	(9,623)
Administration, fund accounting and transfer agent fees	46,701
Other	65,310
Total Liabilities	5,903,426

NET ASSETS	$290,423,684
Capital	$283,075,395
Overdistributed net investment income	(2,523,361)
Undistributed realized gains on investments	3,265,393
Net unrealized appreciation on investments	6,550,486
Net unrealized appreciation on foreign currency	55,771
Net Assets	$290,423,684

Class A
Net Assets	$197,944,971
Shares outstanding	6,467,592
Redemption price per share	$30.61
Maximum Sales Charge-Class A	5.75%
Maximum Offering Price
[100%/(100%-Maximum Sales Charge) of net asset value
adjusted to the nearest cent] per share	$32.48

Class B
Net Assets	$6,867,907
Shares outstanding	225,324
Offering and redemption price per share[1]	$30.48

Class C
Net Assets	$55,826,176
Shares outstanding	1,832,133
Offering and redemption price per share[1]	$30.47

Class Y
Net Assets	$29,784,630
Shares outstanding	972,446
Offering and redemption price per share[1]	$30.63

[1]	Redemption price per share varies by length of time shares are held.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2007 ( U n a u d i t e d )

INVESTMENT INCOME
Dividend income	$2,223,453
Interest income	77,735
Total Investment Income	2,301,188

EXPENSES
Investment advisory fees	1,075,660
Distribution fees
Class A	184,904
Class B	25,096
Class C	199,603
Administration, fund accounting and transfer agent fees	116,423
Administrative services plan fees	41,950
State registration fees	42,302
Custodian fees	154,667
Printing fees	7,439
Legal fees	6,421
Organization costs	2,500
Offering costs	11,439
Audit fees	8,739
Insurance expense	800
Trustees’ fees	4,385
Other expenses	11,685
Total expenses before waivers	1,894,013
Plus expenses recouped by the Adviser	90,543
Net Expenses	1,984,556
Net Investment Income	316,632

REALIZED/UNREALIZED GAINS FROM INVESTMENTS
Net realized gains from investments	2,628,173
Net realized gains from foreign currency transactions	(64,019)
Change in unrealized appreciation/(depreciation) from investments	(6,103,152)
Change in unrealized appreciation/(depreciation) from foreign currency	51,261
Net realized/unrealized gains from investments	(3,487,737)
Change in net assets resulting from operations	$(3,171,105)

The accompanying notes are an integral part of these financial statements.

KENSINGTON INTERNATIONAL REAL ESTATE FUND

STATEMENT OF CHANGES IN NET ASSETS
	SIX MONTHS	APRIL 28, 2006*
	ENDED	THROUGH
	JUNE 30, 2007	DECEMBER 31, 2006
	(Unaudited)
FROM INVESTMENT ACTIVITIES

OPERATIONS
Net investment income	$316,632	$332,669
Net realized gains from investments	2,628,173	1,235,277
Net realized gains from foregin currency	(64,019)	52,332
Net change in unrealized appreciation
(depreciation) from investments	(6,103,152)	12,653,638
Net change in unrealized appreciation
(depreciation) from foreign currency	51,261	4,510
Change in net assets resulting from operations	(3,171,105)	14,278,426

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(704,116)	(1,839,500)
From net realized gains from investments	–	(172,071)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(6,748)	(62,158)
From net realized gains from investments	–	(6,280)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(55,351)	(433,250)
From net realized gains from investments	–	(43,843)

DISTRIBUTIONS TO CLASS Y SHAREHOLDERS
From net investment income	(135,094)	(276,010)
From net realized gains from investments	–	(24,611)
Change in net assets from distributions to shareholders	(901,309)	(2,857,723)

CAPITAL TRANSACTIONS
Proceeds from shares issued	191,872,005	111,599,517
Shares issued in reinvestment of distributions	783,537	2,565,774
Payments for shares redeemed	(21,183,033)	(2,592,825)
Redemption fees	27,784	2,636
Change in net assets from capital transactions	171,500,293	111,575,102
Change in net assets	167,427,879	122,995,805

NET ASSETS
Beginning of period	122,995,805	–
End of period	$290,423,684	$122,995,805
Overdistributed net investment income	$(2,523,361)

*	Commencement of operations.
The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS ( c o n t i n u e d )
	SIX MONTHS	APRIL 28, 2006*
	ENDED	THROUGH
	JUNE 30, 2007	DECEMBER 31, 2006
	(Unaudited)
CAPITAL TRANSACTIONS:
Class A:
Proceeds from shares issued	$133,530,992	$78,571,057
Dividends reinvested	603,730	1,795,178
Cost of shares redeemed	(19,184,943)	(2,341,253)
Redemption fees	26,074	1,921
Change	$114,975,853	$78,026,903

Class B:
Proceeds from shares issued	$4,008,869	$2,792,941
Dividends reinvested	6,050	50,425
Cost of shares redeemed	(172,224)	(9,155)
Redemption fees	240	91
Change	$3,842,935	$2,834,302

Class C:
Proceeds from shares issued	$36,435,836	$19,270,437
Dividends reinvested	48,087	426,268
Cost of shares redeemed	(1,268,852)	(236,417)
Redemption fees	1,308	565
Change	$35,216,379	$19,460,853

Class Y:
Proceeds from shares issued	$17,896,308	$10,965,082
Dividends reinvested	125,670	293,903
Cost of shares redeemed	(557,014)	(6,000)
Redemption fees	162	60
Change	$17,465,126	$11,253,045

SHARE TRANSACTIONS:
Class A:
Issued	4,146,397	2,872,442
Reinvested	44,881	60,444
Redeemed	(609,571)	(80,916)
Change	3,581,707	2,851,970

Class B:
Issued	125,323	103,185
Reinvested	937	1,703
Redeemed	(5,435)	(389)
Change	120,825	104,499

Class C:
Issued	1,145,334	712,822
Reinvested	7,847	14,388
Redeemed	(39,800)	(8,458)
Change	1,113,381	718,752

Class Y:
Issued	555,938	416,533
Reinvested	8,179	9,891
Redeemed	(17,871)	(224)
Change	546,246	426,200

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

KENSINGTON INTERNATIONAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities:				Less Dividends
				Net
	Net Asset			Realized/
	Value,	Net		Unrealized	Total From	Net	Net
	Beginning	Investment		Gains on	Investment	Investment	Realized
	of Period	Income		Investments	Activities	Income	Gains

Kensington International Real Estate Fund Class A
Period Ended June 30, 2007 [1]	$30.00	0.08	(g)	0.63	0.71	(0.11)	–
Year Ended December 31, 2006**	$25.00	0.21	(g)	5.58	5.78	(0.71)	(0.07)

Kensington International Real Estate Fund Class B
Period Ended June 30, 2007 [1]	$29.92	(0.04	)(g)	0.63	0.59	(0.03)	–
Year Ended December 31, 2006**	$25.00	0.09	(g)	5.55	5.64	(0.65)	(0.07)

Kensington International Real Estate Fund Class C
Period Ended June 30, 2007 [1]	$29.91	(0.04	)(g)	0.63	0.59	(0.03)	–
Year Ended December 31, 2006**	$25.00	0.09	(g)	5.55	5.64	(0.66)	(0.07)

Kensington International Real Estate Fund Class Y
Period Ended June 30, 2007 [1]	$30.03	0.12	(g)	0.62	0.74	(0.14)	–
Year Ended December 31, 2006**	$25.00	0.26	(g)	5.57	5.83	(0.73)	(0.07)

**	From commencement of operations on April 28, 2006.
(a)	Total return excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Includes waived fees and reimbursed expenses.
(e)	Excludes waived fees and reimbursed expenses.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(g)	Computed using the average share method.
[1]	Unaudited

The accompanying notes are an integral part of these financial statements.

from:				Ratios/Supplemental Data
								Ratio of
					Net			Net
			Net Asset		Assets,	Ratio of	Ratio of	Investment
Return			Value,		End of	Expenses to	Expenses to	Income to	Portfolio
of	Total	Redemption	End of	Total	Period	Average Net	Average Net	Average Net	Turnover
Capital	distributions	Fees	Period	Return (a) (b)	(000’s)	Assets (c) (d)	Assets (c) (e)	Assets (c) (d)	(b) (f)

–	(0.11)	$0.01	$30.77	2.40%	$197,945	1.71%	1.71%	0.50%	34.38%
–	(0.78)	–	$30.00	23.18%	$85,573	1.85%	1.85%	1.33%	59.51%

–	(0.03)	–	$30.48	1.97%	$6,868	2.46%	2.46%	(0.25%)	34.38%
–	(0.72)	–	$29.92	22.61%	$3,127	2.60%	2.60%	0.59%	59.51%

–	(0.03)	–	$30.47	1.97%	$55,826	2.46%	2.46%	(0.25%)	34.38%
–	(0.73)	–	$29.91		$21,499	2.60%	2.60%	0.59%	59.51%

–	(0.14)	–	$30.63	2.47%	$29,785	1.46%	1.46%	0.75%	34.38%
–	(0.80)	–	$30.03	23.38%	$12,797	1.60%	1.60%	1.58%	59.51%

KENSINGTON INTERNATIONAL REAL ESTATE FUND

OTHER SHARE CLASS RESULTS ( Unaudited)

AVERAGE ANNUAL RETURNS		SINCE
FOR PERIODS ENDED JUNE 30, 2007		INCEPTION
WITH ALL DISTRIBUTIONS REINVESTED	1 YEAR	(4/28/06)

CLASS B SHARES
not reflecting CDSC *	28.26%	20.98%
reflecting applicable CDSC	23.26%	17.68%
Expense Ratio: ** 2.40% net, 2.92% gross

CLASS C SHARES
not reflecting CDSC *	28.26%	20.99%
reflecting applicable CDSC	27.26%	20.99%
Expense Ratio: ** 2.40% net, 2.92% gross

CLASS Y SHARES	29.53%	22.13%
Expense Ratio: ** 1.40% net, 1.92% gross

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

*	CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.

**	The Adviser has contractually agreed to reimburse expenses through 12/31/09.

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KENSINGTON GLOBAL REAL ESTATE FUND

RESULTS AT A GLANCE

AVERAGE ANNUAL RETURN		SINCE	TRAILING	30-DAY
FOR PERIOD ENDED JUNE 30, 2007		INCEPTION	12-MONTH	SEC
WITH ALL DISTRIBUTIONS REINVESTED	YTD	(12/29/06)	YIELD	YIELD[1]

Global Real Estate Fund at NAV	-2.56%	-2.56%	n/a	0.96%
with sales load	-8.18%	-8.18%	n/a	0.90%
FTSE EPRA/NAREIT
Global Real Estate Index	0.01%	0.01%
Expense Ratio: [3] 1.50% net operating expenses; 1.76% gross

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

Performance data shown at NAV is that of the A Share and does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data shown with the load reflects the Class A maximum sales charge of 5.75%. Results for other share classes can be found on page 100.

[1]
The 30-day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]	The FTSE EPRA NAREIT Global Real Estate Index is designed to track the performance of listed real estate companies and REITs worldwide. the series acts as a performance measure of the overall market.
[3]	The Adviser has contractually agreed to reimburse expenses through 12/31/09.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

There are risks involved in investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The Fund may also invest in small or relatively new or unseasoned companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended June 30, 2007:

		SINCE
		INCEPTION
CLASS A SHARES *	YTD	(12/29/06)
reflecting 5.75% maximum sales charge	-8.18%	-8.18%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com.  The Funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

*	Performance for other share classes can be found on page 100.

KENSINGTON GLOBAL REAL ESTATE FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS

The Kensington Global Real Estate Fund is designed to invest predominantly in large, high quality real estate companies whose assets and business plans are consistent with a core real estate strategy.

The Fund seeks total return from both capital appreciation and current income through investing in a portfolio of equity securities of foreign and domestic real estate companies. The portfolio is focused on the large, developed economies of North America, Asia and Europe. Additionally, the Fund gains indirect exposure to emerging markets such as China, India and Central and Eastern Europe primarily through investments in blue chip companies listed in Hong Kong, Singapore and Western Europe. The strategy targets high quality companies with development-driven business models and high grade property portfolios.

Geographically, we aim to focus in areas exhibiting strong commercial real estate industry fundamentals, supported by robust economic growth and political stability. We seek to invest alongside best-in-class management teams with proven track records, focusing on companies with strong balance sheets, access to capital and those that own and have the ability to build high quality assets.  Our investment process places emphasis on high quality assets and management teams that add value by developing and redeveloping assets to generate growth.

INVESTMENT STRATEGY

At the end of the second quarter, the Fund’s portfolio was approximately invested as follows: 34% U.S., 33% Asia-Pacific, 22% Europe and 3% Canada.4 The Fund owns a targeted list of 63 companies out of more than 300 stocks in the FTSE EPRA/NAREIT global Real Estate Index index.

The portfolio’s overweight to United Kingdom stocks detracted from performance during the first six months of the year, while the Fund’s positions in Singapore and Hong Kong were top contributors to returns.

UNITED STATES Following a strong start to the year, U.S. real estate stocks stumbled in the second quarter, declining 8.8%, bringing the year-to-date return to -6.9%.5  Volatility continued to affect all markets this quarter as investors grappled with inflation concerns, widening credit spreads and more bad news from the subprime mortgage market, resulting in an interruption in momentum for real estate stocks.

Despite the uncomfortable shift in investor sentiment, U.S. real estate stocks are supported by solid industry fundamentals (occupancies, rents, construction starts), robust earnings growth, and competitive dividend yields—factors that should contribute to attractive long term performance.

We remain particularly constructive on Office and Hotel companies, which in our view are well-positioned to increase rents in response to continued economic growth. Going forward, we expect the housing downturn to create opportunities for Multifamily companies to drive earnings through increased occupancy and rent growth.

ASIA-PACIFIC The Asia-Pacific region generated solid results during the first half of 2007 with all countries generating positive returns.  Singapore led the way generating returns of 31.8% followed by Hong Kong at 14.7% and Japan up 9.5%.6

All of Asia-Pacific continues to benefit from the strong economic growth of China and India.  Construction remains at very reasonable levels in most countries and GDP growth is expected to run in the high single digits with the exception of Japan.

The Fund was roughly marketweight Japan during the first half of 2007.  After a very strong first quarter, we saw a pull back in stocks in the second quarter.  Fundamentals remain strong and valuations remain attractive, providing very good return potential. Among Japan’s leading diversified real estate companies, Mitsui Fudosan specializes in leasing, development and management of high-end retail, office, resort/hotel and residential properties. With a recently announced business plan to aggressively expand its resort and overseas businesses, and an already thriving portfolio of Class A properties, we believe that the company’s long-term growth potential is exceptionally appealing.

We remained overweight Singapore for the first six months of 2007 and we saw excellent returns.  All sectors of Singapore’s property markets – office, retail, hotel and residential – continue to be on a cyclical upswing, with demand driven by strong economic and job growth (attracting an influx of foreign workers), combined with very constrained supply (net supply actually fell in the first quarter, and more demolition than construction is planned through year-end).  In an environment with limited new supply and occupancy above 90%, we see very good prospects for continued strong rent and earnings growth.  However, while the fundamentals remain excellent, valuations are becoming a little stretched and, in our view, a pause in price appreciation is warranted while earnings catch up.

The Fund was marketweight Hong Kong during the period.  Office construction in Hong Kong has increased with substantial deliveries of new space in 2008 and 2009 resulting in a slowdown in rental growth.  How well the space is absorbed will depend upon continued GDP growth – currently running at a healthy 5%.7  Access to China is primarily achieved through the Fund’s investments in Hong Kong.

The fund’s overall underweight to Australia is primarily due to the lack of pure exposure to the region, as many Australian companies own little or no assets in Australia.  Australian property market fundamentals are supported by a strong Australian economy, led by a surge in global demand for the country’s rich natural resources. Our largest holding is the Westfield group, the leading global mall owner and developer, with approximately 90% of its properties split evenly between Australia and the U.S., and 10% in the U.K. In our view, the company’s capacity to create value through its astute management team, flexible balance sheet, and substantial development pipeline make it a compelling investment.

EUROPE After a particularly robust 2006 (+67%), European stocks have underperformed the global index this year.9  The group has declined 8.3% year-to-date, primarily due to poor performance in the U.K. (-15.4%), while Continental Europe fared better at -1.4%.10  Shares pulled back on persistent interest rate concerns across Europe, prompted by recent hikes by the European Central bank and bank of England, with 10-year government bond yields reaching their highest levels since 2000/2001, and indications that rates could go higher still. The hawkish monetary policy in Europe has shifted

KENSINGTON GLOBAL REAL ESTATE FUND

investor sentiment to firmly against real estate stocks, despite the fact that most large companies in the region exhibit healthy balance sheets with fixed-rate debt, and continue to benefit from rising rents and an overall strong operating environment in the region. (For example, year-over-year office rents in the U.K. rose 7.3%, the highest level since 2001.)11

Despite Europe’s recent underperformance, we believe the region provides an attractive investment landscape.  Property market conditions in Europe and the United Kingdom are similarly robust, albeit with lower overall GDP growth than most countries in Asia.

United Kingdom In our view, U.K. companies in particular offer some of the most astute, entrepreneurial and driven management teams in our investable universe. In London, office construction has picked up slightly but has yet to adversely affect rental or occupancy rates as demand for office space remains exceptionally strong. Our focus in the U.K. stems from our conviction about the country’s healthy economy, well-developed public company model, land constrained markets and adoption of the REIT structure earlier this year. Thus far this year, at least ten U.K. companies have converted to the REIT structure – a dynamic that generally promotes liquidity and transparency, while shifting the return profile to include an attractive current income component.

Continental Europe Italy approved legislation to allow Italian REITs to begin trading on July 23, which improves prospects for more compelling direct investment opportunities in what we view as a relatively small, insular market today. (However, there are several blue-chip pan-European companies, such as Eurocommercial Properties and Unibail-Rodamco, offering exposure to high-quality Italian retail markets.) Notably, the merger announced in April between Dutch company Rodamco and France’s Unibail has resulted in the largest pan-European portfolio of Class A shopping centers, with a market cap over $14 billion (FF).

We believe that the German property market offers tremendous long term growth potential, with a backdrop of favorable fundamentals supported by a vast, expanding economy, and continued privatization of government-owned property. While there have been no REIT conversions since the legislation’s passage in May – stalled by the absence of a large listed property sector relative to other European countries – there is a considerable backlog of G-REIT launches in the pipeline expected to come to market by mid-2008, with a total market cap of  11 billion.12  We believe that the long term success of the G-REIT structure will serve as a catalyst for increased transparency and value-creation, bringing much needed liquidity to Europe’s largest economy.

During the first half of the year, the Fund moderately increased its German holdings, with a focus on IVG Immobilien, a blue-chip company whose diverse business includes the ownership and active development and re-development of Class A offices in major cities in Germany and Western Europe, as well as in Central European markets such as Budapest, Prague and Warsaw. We expect the company to launch a German office REIT by mid-2008.

RISKS

With rising rates in Europe and the recent run up of share prices in Asia, we believe that trading is likely to remain somewhat volatile in the short term. In the long term, we are most concerned with systemic risks, such as economic weakness or sudden interest rate increases, which would likely affect all equities markets, and potentially put (further) pressure on return requirements for commercial real estate assets in some markets. Specific risks to foreign real estate securities that we monitor include exposure to more development-driven business models and currency risk. A detrimental increase in new supply does not seem likely for most key international markets in the near term, though it is a factor that we constantly monitor.

IN CONCLUSION

Overall, we believe that the expansion of REIT-like structures internationally and increasing investor demand for real estate securities positions the international market for continued growth. The industry underpinnings that have been driving global real estate stock performance – strong rent growth, high occupancy and tight supply – are still in place, and should continue to fuel real estate company earnings. In the long term, we believe that real estate’s well-established attributes – competitive return potential, portfolio diversification, and relatively high income as compared to equity alternatives – should sustain demand for the asset class.

Paul Gray                   Joel Beam
Portfolio Manager             Portfolio Manager

Fund holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for fund holdings as of June 30, 2007.

[4]	The portfolio also had a 7% cash position at quarter end. Due to rounding, values may not total 100%.
[5]	NAREIT Composite Index as of 6/30/07
[6]	EPRA, in USD, 6/30/07
[7]	Global Insight, 2007 year-over-year real GDP growth
[9]	EPRA, in USD, 12/31/06.
[10]	EPRA, in USD, July 2007.
[11]	Knight Frank Investment Research, Spring 2007
[12]	Citigroup, July 2007

KENSINGTON GLOBAL REAL ESTATE FUND

EXPENSE EXAMPLE

As a shareholder of the Kensington Global Real Estate Securities Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchase of Class A shares and contingent deferred sales charges on Class B and Class C shares: redemption fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 31, 2006 to June 30, 2007.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees.  Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Kensington Global Real Estate	Beginning	Ending
Securities Fund	Account Value	Account Value	Expenses Paid
Class A	December 31, 2006	June 30, 2007	During Period*
Actual	$1,000.00	$974.40	$8.08
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.61	$8.25

Kensington Global Real Estate	Beginning	Ending
Securities Fund	Account Value	Account Value	Expenses Paid
Class B	December 31, 2006	June 30, 2007	During Period*
Actual	$1,000.00	$970.80	$11.73
Hypothetical
(5% return before expenses)	$1,000.00	$1,012.89	$11.98

Kensington Global Real Estate	Beginning	Ending
Securities Fund	Account Value	Account Value	Expenses Paid
Class C	December 31, 2006	June 30, 2007	During Period*
Actual	$1,000.00	$970.80	$11.73
Hypothetical
(5% return before expenses)	$1,000.00	$1,012.89	$11.98

Kensington Global Real Estate	Beginning	Ending
Securities Fund	Account Value	Account Value	Expenses Paid
Class Y	December 31, 2006	June 30, 2007	During Period*
Actual	$1,000.00	$975.20	$6.86
Hypothetical
(5% return before expenses)	$1,000.00	$1,017.85	$7.00

*
Expenses are equal to the Fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class B, 2.25% for Class C, and 1.25% for Class Y multiplied by the average account value over the period, multiplied by 181 days in the most recent fiscal half-year/365 to reflect the one-half year period.

KENSINGTON GLOBAL REAL ESTATE FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2007 ( U n a u d i t e d )
		MARKET
	SHARES	VALUE($)
Real Estate Common Stock (90.4%)

Australia (9.0%)
Commonwealth Property Office Fund	117,822	167,315
Macquarie Goodman Group	41,344	235,546
Mirvac Group	37,050	179,043
Stockland	25,910	179,027
Westfield Group	45,416	768,536
		1,529,467
Britain (12.0%)
British Land Company PLC	18,256	491,245
Brixton PLC	17,133	150,866
Capital & Regional PLC	5,925	138,375
Derwent London PLC	7,800	287,421
Great Portland Estates PLC	16,995	226,097
Hammerson PLC	11,545	332,454
Land Securities Group PLC	4,150	145,256
Shaftesbury PLC	23,104	273,733
		2,045,447
Canada (2.8%)
Brookfield Properties Corporation	10,150	246,747
H&R Real Estate Investment Trust	6,900	148,590
Primaris Retail Real Estate Investment Trust	4,900	89,651
		484,988
France (4.9%)
Klepierre	1,037	176,747
Societe Immobiliere de Location pour l’Industrie et le Commerce	892	144,270
Unibail	2,020	519,866
		840,883
Germany (1.1%)
IVG Immobilien Ag	4,800	189,310

Hong Kong (8.3%)
China Overseas Land & Investment, Ltd.	45,600	71,148
Hang Lung Properties, Ltd.	60,230	207,591
Henderson Land Development Company, Ltd.	24,760	168,620
Hongkong Land Holdings, Ltd.	44,200	198,900
New World Development, Ltd.	68,000	170,104
New World Development, Ltd. Rights	330	–
Sino Land Company	76,800	159,902
Sun Hung Kai Properties, Ltd.	36,500	439,258
		1,415,523
Japan (11.2%)
Japan Retail Fund Investment Corporation	19	165,117
Mitsubishi Estate Co., Ltd.	17,700	481,584
Mitsui Fudosan Co., Ltd.	19,970	561,187
NTT Urban Development Corporation	83	161,113
Sumitomo Realty & Development Co., Ltd.	10,700	349,352
Tokyo Tatemono Co., Ltd.	15,200	189,745
		1,908,098

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2007 ( U n a u d i t e d ) ( c o n t i n u e d )
	SHARES
	OR
	PRINCIPAL	MARKET
	AMOUNT	VALUE($)
Luxembourg (1.0%)
Orco Property Group	1,030	163,523

Netherlands (1.8%)
Eurocommercial Properties NV	3,240	168,041
Rodamco Europe NV	1,080	145,004
		313,045
Poland (1.0%)
Globe Trade Centre SA1	9,600	168,116

Singapore (4.3%)
CapitaCommercial Trust	124,300	237,922
CapitaLand Ltd.	65,100	344,478
CapitaMall trust	57,500	158,517
		740,917
United States (33.0%)
AMB Property Corporation	2,900	154,338
Avalonbay Communities, Incorporated	2,720	323,354
Boston Properties, Incorporated	2,415	246,644
Brandywine Realty Trust	5,600	160,048
Camden Property Trust	2,210	148,004
CBL & Associates Properties, Incorporated	3,900	140,595
Equity Residential Properties Trust	5,520	251,878
Federal Realty Investment Trust	2,180	168,427
Forest City Enterprises, Incorporated	3,900	239,772
General Growth Properties, Incorporated	6,070	321,407
Kilroy Realty Corporation	3,400	240,856
Kimco Realty Corporation	8,090	307,986
Macerich Company	3,040	250,557
Maguire Properties, Incorporated	6,600	226,578
National Retail Properties, Incorporated	6,700	146,462
Prologis Trust	6,930	394,317
Public Storage, Incorporated	4,200	322,644
Simon Property group, Incorporated	5,160	480,086
SL Green Realty Corporation	1,955	242,205
Starwood Hotels & Resorts Worldwide, Incorporated	3,450	231,392
UDR, Incorporated	5,200	136,760
Ventas, Incorporated	4,500	163,125
Vornado Realty trust	3,080	338,307
		5,635,742

Total Real Estate Common Stock (cost $16, 582,257)		15,435,059

Repurchase Agreement (4.6%)
Custodial Trust Company, 4.30%, dated 6/30/07,
due 07/01/07, repurchase price $801,092 (collateralized by
U.S. Treasury Bond, 04/15/32, valued $824,643)	$800,805	800,805

Total Investments in Securities
(cost $17,383,062) 95.0%		16,235,864
Other assets in excess of Liabilities 5.0%		846,085
NET ASSETS 100.0%		$17,081,949

[1]	Represents non-income producing securities.

The accompanying notes are an integral part of these financial statements.

KENSINGTON GLOBAL REAL ESTATE FUND

SCHEDULE OF PORTFOLIO INVESTMENTS BY INDUSTRY
JUNE 30, 2007 ( U n a u d i t e d )

Industry	% of Net Assets
Real Estate Operations/Development	24.0%
REITS – Diversified	17.4%
Property Trust	8.9%
REITS – Office Property	8.7%
REITS – Regional Malls	7.0%
REITS – Shopping Centers	6.1%
REITS – Apartments	5.0%
Real Estate Management/Service	4.9%
REITS – Warehouse/Industry	4.1%
REITS – Storage	1.9%
Hotels&Motels	1.4%
REITS – Health Care	1.0%
Total Investments in Securities	90.4%
Other Assets less Liabilities	9.6%
Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2007 ( U n a u d i t e d )

ASSETS
Investments, at value (cost $16,582,257)	$15,435,059
Repurchase agreements, at cost	800,805
Total Investments, (cost $17,383,062)	16,235,864
Foreign currency, at value (cost $678,199)	683,510
Interest and dividends receivable	44,862
Receivables from investment securities sold	228,865
Receivable for capital shares issued	389,887
Expense reimbursements from advisor	27,784
Prepaid expenses	48,699
Total Assets	17,659,471

LIABILITIES
Payables for investments purchased	558,804
Payable for capital shares redeemed	4,016
Accrued expenses and other payables
Investment advisory fees	13,630
Distribution fees	6,475
Administrative services plan fee	378
Administration, fund accounting and transfer agent fees	(32,148)
Other	26,367
Total Liabilities	577,522

NET ASSETS	$17,081,949

Capital	$18,181,586
Overdistributed net investment income	(22,573)
Undistributed realized gains on investments	64,823
Net unrealized appreciation on investments	(1,147,198)
Net unrealized appreciation on foreign currency	5,311
Net Assets	$17,081,949

Class A
Net Assets	$11,366,700
Shares outstanding	468,078
Redemption price per share	$24.28
Maximum Sales Charge-Class A	5.75%
Maximum Offering Price
[100%/(100%-Maximum Sales Charge) of net asset value
adjusted to the nearest cent] per share	$25.76

Class B
Net Assets	$1,099,705
Shares outstanding	45,371
Offering and redemption price per share[1]	$24.24

Class C
Net Assets	$4,199,924
Shares outstanding	173,232
Offering and redemption price per share[1]	$24.24

Class Y
Net Assets	$415,620
Shares outstanding	17,110
Offering and redemption price per share[1]	$24.29

[1]	Redemption price per share varies by length of time shares are held.

The accompanying notes are an integral part of these financial statements.

KENSINGTON GLOBAL REAL ESTATE FUND

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2007 ( U n a u d i t e d )

INVESTMENT INCOME
Dividend income	$96,935
Interest income	10,629
Total Investment Income	107,564

EXPENSES
Investment advisory fees	45,704
Administration fees
Distribution fees
Class A	7,423
Class B	3,590
Class C	10,652
Administration, fund accounting and transfer agent fees	21,027
Administrative services plan fees	1,248
State registration fees	20,844
Custodian fees	41,631
Printing fees	4,463
Legal fees	2,976
Organization costs	2,500
Offering costs	(2,500)
Audit fees	2,808
Insurance expense	967
Trustees’ fees	1,187
Other expenses	3,967
Total expenses before waivers	168,487
Less expenses waived/reimbursed by the Adviser	(82,557)
Net Expenses	85,930
Net Investment Income	21,634

REALIZED/UNREALIZED GAINS FROM INVESTMENTS
Net realized gains from investments	59,833
Net realized gains from foreign currency transactions	4,990
Change in unrealized appreciation (depreciation) from investments	(1,147,197)
Change in unrealized appreciation (depreciation) from foreign currency	5,311
Net realized/unrealized gains from investments	(1,077,063)
Change in net assets resulting from operations	$(1,055,429)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS
ENDED JUNE 30, 2007
(Unaudited)
FROM INVESTMENT ACTIVITIES
OPERATIONS
Net investment income	$21,634
Net realized gains from investments	59,833
Net realized gains from foreign currency	4,990
Net change in unrealized appreciation (depreciation)
from investments	(1,147,197)
Net change in unrealized appreciation (depreciation)
from foreign currency	5,311
Change in net assets resulting from operations	(1,055,429)

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(36,727)
From net realized gains from investments	–

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(907)
From net realized gains from investments	–

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(5,039)
From net realized gains from investments	–

DISTRIBUTIONS TO CLASS Y SHAREHOLDERS
From net investment income	(1,534)
From net realized gains from investments	–
Change in net assets from distributions to shareholders	(44,207)

CAPITAL TRANSACTIONS
Proceeds from shares issued	19,337,370
Shares issued in reinvestment of distributions	40,077
Payments for shares redeemed	(1,196,206)
Redemption fees	919
Change in net assets from capital transactions	18,182,160
Change in net assets	17,082,524

NET ASSETS
beginning of period	–
End of period	$17,082,524
–
Overdistributed net investment income	$(22,573)

The accompanying notes are an integral part of these financial statements.

KENSINGTON GLOBAL REAL ESTATE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

SIX MONTHS ENDED
JUNE 30, 2007
(Unaudited)
CAPITAL TRANSACTIONS:
Class A:
Proceeds from shares issued	$13,030,411
Dividends reinvested	33,525
Cost of shares redeemed	(952,637)
Redemption fees	836
Change	$12,112,135

Class B:
Proceeds from shares issued	$1,187,679
Dividends reinvested	575
Cost of shares redeemed	(29,821)
Redemption fees	1
Change	$1,158,434

Class C:
Proceeds from shares issued	$4,688,619
Dividends reinvested	4,461
Cost of shares redeemed	(213,748)
Redemption fees	83
Change	$4,479,415

Class Y:
Proceeds from shares issued	$430,086
Dividends reinvested	1,516
Cost of shares redeemed	–
Redemption fees	–
Change	$431,602

SHARE TRANSACTIONS:
Class A:
Issued	504,381
Reinvested	1,380
Redeemed	(37,683)
Change	468,078

Class B:
Issued	46,492
Reinvested	24
Redeemed	(1,145)
Change	45,371

Class C:
Issued	181,331
Reinvested	184
Redeemed	(8,283)
Change	173,232

Class Y:
Issued	17,047
Reinvested	62
Redeemed	–
Change	17,109

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities:				Less Dividends

	Net Asset			Net Realized/
	Value,	Net		Unrealized	Total From	Net	Net
	Beginning	Investment		Gains on	Investment	Investment	Realized
	of Period	Income		Investments	Activities	Income	Gains

Kensington Global Real Estate Fund Class A
Period Ended June 30, 2007 [1]	$25.00	0.11	(g)	(0.75)	(0.64)	(0.08)	–
Kensington Global Real Estate Fund Class B
Period Ended June 30, 2007 [1]	$25.00	0.02	(g)	(0.75)	(0.73)	(0.02)	–
Kensington Global Real Estate Fund Class C
Period Ended June 30, 2007 [1]	$25.00	0.02	(g)	(0.75)	(0.73)	(0.03)	–
Kensington Global Real Estate Fund Class Y
Period Ended June 30, 2007 [1]	$25.00	0.15	(g)	(0.77)	(0.62)	(0.09)	–

(a)	Total return excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Includes waived fees and reimbursed expenses.
(e)	Excludes waived fees and reimbursed expenses.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(g)	Computed using the average share method.
[1]	Unaudited

The accompanying notes are an integral part of these financial statements.

from:				Ratios/Supplemental Data
								Ratio of
			Net		Net	Ratio of	Ratio of	Net
			Asset		Assets,	Expenses	Expenses	Investment
Return			Value,	Total	End of	to Average	to Average	Income to	Portfolio
of	Total	Redemption	End of	Return	Period	Net Assets	Net Assets	Average Net	turnover
Capital	distributions	Fees	Period	(a)(b)	(000’s)	(c) (d)	(c) (e)	Assets (c) (d)	(b) (f)

–	(0.08)	–	$24.28	-2.56%	$11,367	1.65%	3.45%	0.90%	44.29%

–	(0.02)	–	$24.24	-2.92%	$1,100	2.40%	4.20%	0.15%	44.29%

–	(0.03)	–	$24.24	-2.92%	$4,200	2.40%	4.20%	0.15%	44.29%

–	(0.09)	–	$24.29	-2.48%	$416	1.40%	3.20%	1.15%	44.29%

The accompanying notes are an integral part of these financial statements.

KENSINGTON GLOBAL REAL ESTATE FUND

OTHER SHARE CLASS RESULTS ( Unaudited)

AVERAGE ANNUAL RETURNS		SINCE
FOR PERIODS ENDED JUNE 30, 2007		INCEPTION
WITH ALL DISTRIBUTIONS REINVESTED	YTD	(12/29/06)

CLASS B SHARES
not reflecting CDSC *	-2.92%	-2.92%
reflecting applicable CDSC	-7.77%	-7.77%
Expense Ratio: ** 2.25% net, 2.51% gross

CLASS C SHARES
not reflecting CDSC *	-2.92%	-2.92%
reflecting applicable CDSC	-3.89%	-3.89%
Expense Ratio: ** 2.25% net, 2.51% gross

CLASS Y SHARES	-2.48%	-2.48%
Expense Ratio: ** 1.25% net, 1.51% gross

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

*	CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.

**	The Adviser has contractually agreed to reimburse expenses through 12/31/09.

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THE KENSINGTON FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

The Kensington Funds (the “Funds”) were organized on April 1, 2003 as a Delaware statutory trust (the “trust”), and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified open-end management investment company. the accompanying financial statements are those of the Kensington Real Estate Securities Fund, the Kensington Select Income Fund, the Kensington Strategic Realty Fund, the Kensington International Real Estate Fund, and the Kensington global Real Estate (individually, a “Fund”, collectively, the “Funds”).  Prior to April 1, 2003, the Funds were a separate series of the Coventry group, a Massachusetts business trust, registered under the 1940 Act as a diversified, open-end management investment company. The Funds are authorized to issue an unlimited number of beneficial interests with no par value. Each Fund offers four classes of shares: Class A, Class B, Class C, and Class Y shares. Class A shares are sold with a maximum front-end load charge of 5.75%. Class B shares are sold without a front-end load but have a deferred sales charge of 5.00%. Class C shares are sold without a front-end load, but have a deferred sales charge of 1.00% that is applied to redemptions within one year of purchase.  Class Y shares are sold without a maximum front-end load and no deferred sales charge.  Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan.

The investment objective of the Kensington Real Estate Securities Fund is capital appreciation and current income through investing in a portfolio of real estate securities.

The investment objective of the Kensington Select Income Fund is current income and potential modest long-term growth of capital.

The investment objective of the Kensington Strategic Realty Fund is total return through a combination of high current income relative to other equity investment alternatives, plus long term growth of capital.

The investment objective of the Kensington International Real Estate Fund is total return through growth of capital and current income.

The investment objective of the Kensington Global Real Estate Fund is total return through growth of capital and current income.

2.  SIGNIFICANT ACCOUNTING PRINCIPLES

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION

The Funds invest primarily in real estate securities, including securities issued by real estate investment trusts (REITs), master limited partnerships and other real estate companies. Investments in these issuers include common, convertible and preferred stock and debt securities, rights or warrants to purchase common stock, and limited partnership interests. Portfolio equity securities for which market quotations are readily available are valued based upon their last sales price in their principal market. Lacking any sales, these securities are valued at the mean between the most recent bid and asked quotations. Debt securities with remaining maturities of 60 days or less will be valued at their amortized cost. Other debt securities are generally valued by pricing agents based on valuations supplied by broker-dealers or calculated by electronic methods. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair value in the best judgment of Kensington Investment Broup, Inc. (the “Adviser”) under the supervision of the Funds’ Board of Trustees (the “Board”).  In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. It is possible that the fair value determined for a security as materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) to hedge against foreign exchange fluctuations on foreign denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates.  All commitments are “marked-to-market” daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities.  The Funds record realized gains or losses at the time the forward contract is settled.  Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies.

REPURCHASE AGREEMENTS

The Funds may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund’s behalf. The Funds monitor the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Funds will only enter into repurchase agreements with banks and other financial institutions which are deemed by the Advisor to be creditworthy pursuant to guidelines established by the Board.

THE KENSINGTON FUNDS

SECURITY TRANSACTIONS AND RELATED INCOME

Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums or accretion discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

FOREIGN CURRENCY TRANSLATION

The Funds’ records are maintained in U.S. dollars.  The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.

WRITTEN OPTIONS

Each Fund may purchase options, write (sell)  “covered” call options and purchase options to close out options previously written by it. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by decline in the market value of the underlying security during the option period. A Fund will realize a profit or loss from a closing purchase option if the cost of the transaction is less or more than the premium received from the writing of the option.  During the six months ended June 30, 2007, only Kensington Strategic Realty Fund held options.

The following is a summary of option activity for the six months ended June 30, 2007, by the Fund:

Kensington Strategic Realty Fund

Call Options	Contract	Premiums
Balance at beginning of year	1,996	706,704
Options written	406	104,428
Options closed	(2,402)	(811,132)
Options expired	–	–
Options Exercised	–	–
Options outstanding at the end of year	–	–

SHORT SALE TRANSACTIONS

A short sale is a transaction in which a Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market value of that security. To complete a short sale, a Fund must borrow the security to deliver to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it in the open market at a later date. A Fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in value between those dates. A Fund must pay any dividends or interest payable to the lender of the security. All short sales must be collateralized in accordance with the applicable exchange or broker requirements. A Fund maintains the collateral in a segregated account with its custodian and broker, consisting of cash or obligations of the U.S. Government, its agencies or instrumentalities sufficient to collateralize its obligation on the short positions.

RESTRICTED SECURITIES

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the board. Not all restricted securities are considered illiquid. On June 30, 2007, the Kensington Select Income Fund and the Kensington Strategic Realty Fund held restricted securities representing 6.0%, and 1.0% of net assets, respectively. The restricted securities held as of June 30, 2007 are identified below:

			Number of
			Shares
	Acquisition	Acquisition	/Principal
Security	Date	Cost	Amount	Value
Kensington Strategic Realty Fund
Asset Capital Corporation, Inc	06/05	$12,945,500	1,523,000	$10,661,000
Cedarwoods CRE CDO Ltd., 0%, due 2/25/52	02/07	$7,500,000	7,500,000	$7,500,000
Cypress Sharpridge Investments	12/06	$12,500,000	1,250,000	$13,125,000
Muni Funding Company of America, LLC.	06/07	$5,600,000	560,000	$5,600,000

Kensington Select Income Fund
LBA Realty Preferred, Series A,8.75%	07/03	$21,406,250	430,000	$21,710,915
LBA Realty Preferred, Series b,7.62%	03/04	$8,075,000	323,000	$7,106,000
Oil Causalty Insurance, 8%, due 9/15/34	01/07	$6,000,000	6,000,000	$5,838,468
Resource Capital Corporation	03/05	$6,375,000	267,900	$3,745,242
Taberna Preferred Funding III Class D	09/05	$4,500,000	4,500,000	$4,216,050
Taberna Preferred Funding III Class E	09/05	$4,500,000	4,500,000	$4,316,400
Taberna Preferred Funding II 2005-2A F,	06/05	$27,000,000	27,000,000	$26,424,900

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly for the Real Estate Securities Fund, the Strategic Realty Fund and the Select Income Fund.  Dividends from net investment income, if any, are declared and paid semi-annually for the International Real Estate Fund.  Net realized capital gains, if any, are declared and distributed at least annually. Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP.

SECURITIES LENDING

To generate additional income, the Kensington Select Income Fund and Kensington Strategic Realty Fund may lend up to 33.33% of the value of securities in which it is invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government securities or other liquid, high-grade debt securities or by a letter of credit in favor of the Funds at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. The Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral.

THE KENSINGTON FUNDS

When cash is received as collateral for securities loaned, the Fund may invest such cash in short-term U.S. government securities, repurchase agreements or other short-term corporate securities. the cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan.

There may be risks, such as delay or an inability to regain the securities or even loss of rights in the collateral, should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the board and when, in the judgement of the Adviser, the consideration which can be earned currently from such securities loaned justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time and, therefore, are not considered illiquid investments. As of June 30, 2007, the Funds had equity securities on loan as follows:

	Market
Fund	Value	Collateral
Kensington Strategic Realty Fund	$169,152,373	$176,325,375
Kensington Select Income Fund	$17,566,508	$18,087,986*

* The cash collateral received was invested in repurchase agreements at June 30, 2007.

EXPENSES

Expenses that are directly related to a Fund are charged directly to the Fund, while expenses which are attributable to more than one Fund of the trust are allocated among the respective Funds based upon relative net assets or another appropriate basis. Expenses directly attributable to a class of shares are charged directly to that class.

GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

REDEMPTION FEES

The Funds impose a short-term redemption fee on shares purchased and held less than 75 days. The fee is 1% of the redemption value and is deducted from the redemption proceeds.

ADMINISTRATIVE SERVICES PLAN

The Funds have adopted an Administrative Services Plan pursuant to which each Fund (or Class of shares thereof) is authorized to make payments to certain entities which may include banks, broker-dealers and other types of service providers for providing administrative services with respect to shares of the Funds attributable to or held in the name of the service provider for its clients or customers with whom they have a servicing relationship.  Under the terms of Administrative Services Plan, each Fund (or Class of shares thereof) is authorized to make payments up to a maximum rate of .25% of the average daily net assets of the Fund attributable to or held in the name of the service provider for providing the types of applicable administrative services covered under the terms of the Plan.

3.  PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 2007 were as follows:

Fund	Purchases	Sales
Kensington Real Estate Securities Fund	$97,954,720	$100,687,946
Kensington Strategic Realty Fund	$1,031,184,014	$1,084,904,976
Kensington Select Income Fund	$324,579,025	$301,905,190
Kensington International Real Estate Fund	$241,635,818	$70,066,007
Kensington Global Real Estate Fund	$20,805,286	$4,273,426

4.  RELATED PARTY TRANSACTIONS

Investment advisory services are provided to the Funds by the Adviser, which receives investment management fees for their services pursuant to the terms of the Investment Advisory Agreements for each of the Funds (the "Advisory Agreements").  The investment advisory fees, which are computed daily and paid monthly, are payable at the following annual rates for the Funds, calculated as a percentage of each particular Fund's average daily net assets:  Real Estate Securities Fund, 0.85%; Select Income Fund, International Real Estate Fund and Global Real Estate Fund, 1.00%.  The investment advisory fee for the Strategic Realty Fund is described more fully immediately below.

Pursuant to the Strategic Realty Fund's Investment Advisory Agreement, the Fund pays the Adviser a monthly advisory fee with two components, a base component and a performance-based component, so that if the Fund's investment performance is greater than the investment record of the Fund's benchmark index, the FTSE NAREIT Composite Index, the Adviser earns more, and if it is less than that of the index, the Adviser earns less.  The first component of the Strategic Realty Fund's advisory fee is a "base fee," paid monthly, equal to a monthly rate based on an annual percentage of 1.50% of daily net assets averaged over the most recent month (i.e., the current month for which the fee is being calculated).  The second component is a performance adjustment that either increases or decreases the base fee, depending on how the Fund performed (calculated on Class A share performance for these purposes) relative to its benchmark index over a rolling 12-month period ending on the end of the most recent month (the "performance period").  The performance adjustment, which is equal, on an averaged monthly basis, to 1/12th of 15% of the difference between the performance of the Fund and the investment record of the benchmark (rounded to the third decimal place), is calculated on the Strategic Realty Fund's net assets average over the performance period.  The performance adjustment reaches a maximum positive or negative average monthly adjustment 1/12th of 1.00% of the Fund's daily net assets average over the performance period if the Fund outperforms, or underperforms, the investment record of the benchmark by 6.667 percentage points or more over the performance period.  As the base fee and the performance adjustment are accrued daily (and not monthly), actual rates vary monthly based upon the number of days in a particular month, but, on a monthly basis, are equal, on average, to 1/12th of an annual rate.

The Adviser has contractually agreed, until December 31, 2009, to waive fees and/or reimburse each Fund to the extent necessary to maintain each Fund’s total Fund Operating Expenses as noted below, excluding increases due to performance fee adjustments, brokerage costs, interest, taxes, and dividends and extraordinary expenses:

THE KENSINGTON FUNDS

		Total Operating
Fund		Expense
Kensington Real Estate Securities Fund	Class A	1.45%
Kensington Real Estate Securities Fund	Class B	2.20%
Kensington Real Estate Securities Fund	Class C	2.20%
Kensington Real Estate Securities Fund	Class Y	1.20%
Kensington Strategic Realty Fund	Class A	2.25%
Kensington Strategic Realty Fund	Class B	3.00%
Kensington Strategic Realty Fund	Class C	3.00%
Kensington Strategic Realty Fund	Class Y	2.00%
Kensington Select Income Fund	Class A	1.60%
Kensington Select Income Fund	Class B	2.35%
Kensington Select Income Fund	Class C	2.35%
Kensington Select Income Fund	Class Y	1.35%
Kensington International Real Estate Fund	Class A	1.65%
Kensington International Real Estate Fund	Class B	2.40%
Kensington International Real Estate Fund	Class C	2.40%
Kensington International Real Estate Fund	Class Y	1.40%
Kensington Global Real Estate Fund	Class A	1.50%
Kensington Gobal Real Estate Fund	Class B	2.25%
Kensington Global Real Estate Fund	Class C	2.25%
Kensington Global Real Estate Fund	Class Y	1.25%

The Funds have agreed to pay or repay fees that were waived or reimbursed for a period up to three years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the above limits. For the period ended June 30, 2007, the amounts reimbursed to the Advisor remaining available for reimbursement were as follows:

	Reimbursed
	To (From) Adviser	Remaining
	Period Ended	Available for
Fund	June 30, 2007	Reimbursement
Kensington Real Estate Securities Fund	$ 12,020	$84,309
Kensington International Real Estate Fund	$ 90,543	$ 142
Kensington Global Real Estate Fund	$ (82,557)	$82,557

In 2004, the Adviser informed the Funds’ board of trustees that it had received an inquiry from the staff of the Securities and Exchange Commission (“Staff”) regarding the advisory fee computations for the Strategic Realty Fund made by the prior Fund administrator.  Specifically, the Staff expressed the belief that the advisory fee computations by the prior Fund administrator may be incorrect.  In January 2006, the Adviser made a payment of $790,962 to the Strategic Realty Fund in satisfaction of the settlement amount mutually agreed upon by the Adviser and the Staff.  This amount was accrued as a receivable by the Strategic Realty Fund at December 31, 2005 and credited to paid-in capital.

The Adviser has voluntarily agreed to reimburse the Strategic Realty Fund for certain legal fees and expenses up to $100,000.  The Adviser will not seek repayment for the reimbursed legal fees and expenses.  For the six months ended June 30, 2007, the Adviser reimbursed the Fund $18,285 of such fees.

US Bancorp Fund Services, LLC (“USBFS”) serve as the Funds’ administrator, transfer agent and fund accountant.  Quasar distributors, LLC, an affiliate of USBFS, serve as the Funds’ distributor (the “distributor”) and principal underwriter.

Certain Officers and Trustees of the Trust are affiliated with the Adviser.  Such Officers and Trustees receive no compensation from the trust for serving in their respective roles.  An officer of the Adviser and the Trust serves as the trust’s Chief Compliance Officer and receives an annual compensation of $150,000 from the trust.  Each of the Non-Interested Trustees receives a $3,000 fee for each board meeting attended and any travel expenses incurred, which is allocated amongst the Funds. Each of the Non-Interested Trustees also receives a $14,000 annual retainer paid quarterly.  The Chairman of the Audit Committee receives $625 for each board meeting attended and an annual retainer of $8,000. If all quarterly meetings are attended, total annual compensation for each Non-Interested Trustee is $26,000 ($36,500 for the Audit Committee Chairman).  Trustees are also reimbursed for expenses related to their service to the Funds.

AFFILIATED COMPANY TRANSACTIONS

The Kensington Strategic Realty Fund and the Kensington Select Income Fund had investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Act of 1940 as “affiliated” companies. The following is a summary of transactions for each issuer who was an affiliate during the period ended June 30, 2007:

	Share						Share
	Balance,		Aggregate	Aggregate	Net		Balance,	Value,
	Dec. 31,		Purchase	Sales	Realized		June 30,	June 30,
Issuer	2006		Cost	Cost	Gain (Loss)	Income	2007	2007
STRATEGIC REALTY FUND
BNP Residential Properties, Inc. 551,700			$–	$8,469,148	$4,770,708	$212,847	–	$–	*
Feldman Mall Properties, Inc.	909,899		–	3,605,323	(248,812)	157,533	632,454	7,209,976
Lexington Realty Trust ( a )	1,015,700		1,015,306	17,164,664	935,135	387,720	–	–	*
TOTAL			$1,015,306	$29,239,135	$5,457,031	$758,100		$7,209,976
SELECT INCOME FUND

Highland Distressed
Opportunities, Inc.	–	+	16,861,500	–	–	296,284	1,128,700	16,083,975
Lexington Realty Trust ( a )	1,895,500		8,907,531	8,477,696	172,602	1,288,425	1,516,900	31,551,520	*
Tortoise Capital Resources
Corporation	–	+	13,970,850	65,397	14,632	148,800	925,700	16,134,951
TOTAL			$39,739,881	$8,543,093	$187,234	$1,733,509		$63,770,446

+ Issuer was not an affiliated company at December 31, 2006.
* Issuer was not an affiliated company at June 30, 2007.
(a) Merged with Newkirk Realty Trust Inc. on Jan 3, 2007.

THE KENSINGTON FUNDS

5.  CONCENTRATION OF CREDIT RISK

Each Fund invests a substantial portion of assets in the equity securities of issuers engaged in the real estate industry, including REITs. As a result, the Funds may be more affected by economic developments in the real estate industry than would a diversified equity fund.

6.  LEVERAGE

The Kensington Select Income Fund and Kensington Strategic Realty Fund can buy securities with borrowed money including bank overdrafts (a form of leverage). Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of a Fund’s portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. Each of the Kensington Select Income Fund and Kensington Strategic Realty Fund maintains a line of credit with Custodial trust Company up to a maximum amount of 33.33% of each Fund’s assets (total assets including borrowings, less liabilities exclusive of borrowings).  Borrowings under this arrangement bear interest ranging from 0.625% to 0.75% above the Fed Funds rate. the average interest rate charged and the average outstanding demand loan payable to Custodial trust Company for the period ended June 30, 2007 was as follows:

	Average	Average Outstanding
Fund	Interest Rate	Demand Loan Payable
Kensington Strategic Realty	6.43%	$140,018,612
Kensington Select Income Fund	6.14%	$ 40,389,431

7.  TAX INFORMATION

It is the policy of each Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes. Therefore, no federal income tax provision is required.

The tax character of distributions paid to shareholders during the period ended June 30, 2007 was as follows:

	Kensington			Kensington
	Real Estate	Kensington	Kensington	International	Kensington
	Securities	Strategic	Select Income	Real Estate	Global Real
	Fund	Realty Fund	Fund	Fund	Estate Fund
Distribution Paid from:
Ordinary Income	$725,709	$11,288,150	$26,835,533	$901,309	$44,207
Net Long term
Capital gains	—	—	—	—	—
Totals	$725,709	$11,288,150	$26,835,533	$901,309	$44,207

The tax character of distributions paid to shareholders during the year ended December 31, 2006 was as follows:

	Kensington			Kensington
	Real Estate	Kensington	Kensington	International
	Securities	Strategic	Select Income	Real Estate
	Fund	Realty Fund	Fund	Fund
Distribution Paid from:
Ordinary Income	$4,966,362	$29,029,803	$34,601,280	$2,731,033
Net Long term Capital gains	3,211,059	43,835,646	19,480,807	—
Return Capital	—	—	3,651,482	—
Totals	$8,177,421	$72,865,449	$57,733,569	$2,731,033

As of December 31, 2006 the components of accumulated earnings on a tax basis were as follows:

	Kensington			Kensington
	Real Estate	Kensington	Kensington	International
	Securities	Strategic	Select Income	Real Estate
	Fund	Realty Fund	Fund	Fund
Cost of investments for tax purposes	$66,860,926	$740,205,493	$788,307,989	$103,265,201
Gross tax unrealized appreciation	24,026,609	178,107,930	56,490,213	13,394,773
Gross tax unrealized depreciation	(539,583)	(17,716,852)	(9,435,524)	(7,216,184)
Net unrealized appreciation	23,487,026	160,391,078	47,054,689	6,178,589
Undistributed Ordinary Income	357,948	5,732,635	—	5,362,846
Undistributed Long term
Capital gains	1,208,979	10,942,238	—	—
Other Accumulated Gains (Losses)	—	(9,389,572)	—	(120,732)
Total Accumulated Earnings (Losses)	$25,053,953	$167,676,379	$47,054,689	$11,420,703

8.  SERVICE AND DISTRIBUTION PLAN

The trust, on behalf of each Fund has adopted a Service and distribution Plan pursuant to Rule 12b-1 under the 1940 Act.  Under the terms of the Plan, the Funds will compensate the distributor for services provided and expenses incurred in connection with the distribution and marketing of shares of the Fund and Servicing of each Fund’s shareholders.  Currently, the distributor is compensated 0.25% per annum of the Class A shares average daily net assets and 1.00% per annum of the Class B and Class C shares average daily net assets.

9.  ACCOUNTING PRONOUNCEMENT

Effective June 29, 2007, the Funds adopted Financial Accounting Standards board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income taxes, a clarification of FASB Statement No. 109, Accounting for Income taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on the Fund's net assets or results of operations.

THE KENSINGTON FUNDS

OTHER DISCLOSURES ( U n a u d i t e d )

1.   PROXY VOTING POLICIES AND PROCEDURES

The Investment Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust’s Board of Trustees.  You may obtain a description of these procedures, without charge, by calling toll-free 1-800-253-2949.  This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

2.  PROXY VOTING RECORD

Information regarding how the advisors of the Funds voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-253-2949.  This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

3.  FORM N-Q DISCLOSURE

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Trust’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov.  The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

D E F I N I T I O N S

Basis Point– A measure that equals one one-hundredth of one percent. For example, 20 basis points equal 0.20%.

Cash Flow– the difference between income and expenditures during a given period of time. A positive cash flow indicates that income exceeds expenses; negative cash flow indicates the opposite.

Correlation– A correlation coefficient is a measure of the interdependence of two random variables that ranges in value from –1 to +1, indicating perfect negative correlation at –1, absence of correlation at zero, and perfect positive correlation at +1.

Standard Deviation– A measure of the degree to which a fund’s return varies from its previous returns or from the average of all similar funds. the larger the standard deviation, the greater the likelihood (and risk) that a security’s performance will fluctuate from the average return.

THE KENSINGTON FUNDS

FUND MANAGEMENT ( U n a u d i t e d )

Information pertaining to the Trustees and officers of the Trust is set forth below.  The Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll free (800) 253-2949.

Number of
		Term of	Principal	Funds in	Other
	Position(s)	Office** and	Occupation(s)	Fund Complex	Directorships
	Held with	Length of	During Past	Overseen	Held by
Name, Address and Age	the Funds	Time Served	Five Years	by Trustee	Trustee

INTERESTED TRUSTEES
John P. Kramer*	Trustee and	Since 2003	President, Kensington	6	None
4 Orinda Way	President		Investment Group, Inc.
Suite 200C			(since August 1993)
Orinda, CA 94563
Age: 50

NON-INTERESTED TRUSTEES

Frank C. Marinaro	Trustee	Since 2003	Portfolio Manager,	6	None
4 Orinda Way			Emery and Howard
Suite 200C			Portfolio Management
Orinda, CA 94563			(since 1993)
Age: 45

David R. Pearce	Trustee	Since 2003	Director of Finance,	6	None
4 Orinda Way			Weston Nurseries
Suite 200C			(since 2005) Private
Orinda, CA 94563			Investor, 2005. From
Age: 48			1996 to 2004, Vice
President, Chief
Financial Officer, and
Treasurer, Geerlings &
Wade (wine retailer)

Robert Sablowksy	Trustee	Since 2006	Senior Vice President	6	The RBB
Orinda Way			since July 2002, and		Fund, Inc.
Suite 200C			prior thereto, Executive
Orinda, CA 94563			Vice President of
Age: 69			Oppenheimer &
Co., Inc., formerly
Fahnestock & Co., Inc.
(a registered broker-
dealer).

* Mr. Kramer is considered to be an “interested person” of the Trust as defined in the 1940 Act due to his employment with Kensington
Investment Group, Inc., the Funds’ investment adviser.
** Trustees hold their position with the Trust until their resignation or removal.

OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES
Principal
	Position(s)	Term of Office**	Occupation(s)
	Held with	and Length of	During Past
Name, Address and Age	the Funds	Time Served	Five Years

Paul Gray	Vice President	Since 2003	From 1993 to present,
4 Orinda Way			Managing Director of
Suite 200C			Kensington Investment
Orinda, CA 94563			Group, Inc.
Age: 41

Craig M. Kirkpatrick	Vice President	Since 2003	From 1993 to present,
4 Orinda Way			Managing director of
Suite 200C			Kensington Investment
Orinda, CA 94563			Group, Inc.
Age: 44

Cynthia M. Yee	Secretary,	Since 2003	From 1994 to present,
4 Orinda Way	Treasurer		Executive Vice President and
Suite 200C	and Chief		Chief Financial Officer of
Orinda, CA 94563	Compliance		Kensington Investment
Age: 41	Officer		Group, Inc.

** Officers hold their positions with the Trust until a successor has been duly elected and qualified.

INVESTMENT ADVISER
Kensington Investment Group, Inc.
4 Orinda Way, Suite 200 C
Orinda, California 94563
(800)253-2949
(925)253-9878 Fax
info@kig.com

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL
Dechert LLP
1775 I Street, NW
Washington, dC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90017

CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

This material does not constitute an offer to sell or a solicitation of an offer to buy any security. This material is authorized for distribution only when preceded or accompanied by a current prospectus for the Kensington Funds. The prospectus contains complete information including charges, expenses and ongoing fees and should be read carefully before investing. Past performance may not be indicative of future results. Investment returns and principal value will  uctuate so shares may be worth more or less than their original cost.

Investments in the Funds are subject to the risks related to direct investment in real estate such as real estate risk, regulatory risks, concentration risk, and diversi cation risk. By itself, the Funds do not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to tolerate changes in the value of their investments.
08/07

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Kensington Funds

By (Signature and Title)*      /s/ John P. Kramer
                                                        John P. Kramer, President

Date   09/05/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John P. Kramer
                                                      John P. Kramer, President

Date  09/05/07

By (Signature and Title)*   /s/ Cynthia M. Yee
                                                      Cynthia M. Yee, Treasurer

Date    09/04/07

* Print the name and title of each signing officer under his or her signature.